                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                   Investment Company Act file number 811-8590

                   Advantus International Balanced Fund, Inc.
               (Exact name of registrant as specified in charter)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
               (Address of principal executive offices) (Zip code)

                              Eric J. Bentley, Esq.
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:
                                 (651) 665-3500

                      Date of fiscal year end: September 30
                  Date of reporting period: September 30, 2003

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ITEM 1. REPORT TO STOCKHOLDERS.

Filed herewith.

[GRAPHIC]

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

ADVANTUS FIXED INCOME AND BLENDED FUNDS

ANNUAL REPORT TO SHAREHOLDERS
DATED SEPTEMBER 30, 2003

ADVANTUS BOND FUND, INC.
AN AGGREGATE BOND FUND

ADVANTUS INTERNATIONAL BALANCED FUND, INC.
AN INTERNATIONAL STOCK AND BOND FUND

ADVANTUS MONEY MARKET FUND, INC.
A MONEY MARKET SECURITIES FUND

ADVANTUS MORTGAGE SECURITIES FUND, INC.
A MORTGAGE - RELATED SECURITIES FUND

ADVANTUS SPECTRUM FUND, INC.
AN ASSET ALLOCATION FUND

        ADVANTUS FIXED INCOME AND BLENDED FUNDS AND ADVANTUS EQUITY FUNDS

  PROSPECTUS SUPPLEMENT DATED AUGUST 20, 2003 TO THE ADVANTUS FIXED INCOME AND BLENDED FUNDS PROSPECTUS DATED JANUARY 31, 2003 AS SUPPLEMENTED APRIL 24, 2003,
  JUNE 18, 2003 AND AUGUST 8, 2003 AND TO THE ADVANTUS EQUITY FUNDS PROSPECTUS DATED NOVEMBER 29, 2002, AS SUPPLEMENTED FEBRUARY 3, 2003, APRIL 24, 2003, JUNE
                           18, 2003 AND AUGUST 8, 2003

I. The portfolio manager information for the Bond, Money Market and Mortgage Securities Funds which appears in the table on page 24 of the Advantus Fixed Income and Blended Funds Prospectus is amended to read as follows:

                         PORTFOLIO MANAGER        PRIMARY PORTFOLIO                     BUSINESS EXPERIENCE DURING
     FUND                    AND TITLE              MANAGER SINCE                            PAST FIVE YEARS
Bond                    Christopher R. Sebald      August 14, 2003              Senior Vice President and Lead Portfolio Manager,
                        Portfolio Manager                                       Total Return Fixed Income, Advantus Capital, since
                                                                                August, 2003; Senior Vice President and Portfolio
                                                                                manager, AEGON USA Investment Management, 2000
                                                                                through July 2003; Director of Portfolio Management,
                                                                                GMAC-RFC, January 1998 through July 2000

Money Market            Tom Houghton               August 18, 2003              Vice President and Portfolio Manager, Total
                        Portfolio Manager                                       Return Fixed Income, Advantus Capital, since
                                                                                August 2003; Senior Investment Officer, Advantus
                                                                                Capital, April 2002 to August 2003; Senior
                                                                                Securities Analyst, Public Corporate Bonds, Advantus
                                                                                Capital, July 2001 through March 2002; Senior
                                                                                Investment Officer, Public Corporate Bonds, Advantus
                                                                                Capital, July 1999 to June 2001; Head of Fixed
                                                                                Income Trading, Advantus Capital, January 1998 to
                                                                                June 1999.

Mortgage Securities     Christopher R. Sebald      August 14, 2003              Senior Vice President and Lead Portfolio Manager,
                        Portfolio Manager                                       Total Return Fixed Income, Advantus Capital, since
                                                                                August, 2003; Senior Vice President and Portfolio
                                                                                manager, AEGON USA Investment Management, 2000
                                                                                through July 2003; Director of Portfolio Management,
                                                                                GMAC-RFC, January 1998 through July 2000

II. The portfolio manager information for the Cornerstone Fund which appears on page 31 of the Advantus Equity Funds Prospectus is amended to read as follows:

                         PORTFOLIO MANAGER        PRIMARY PORTFOLIO                     BUSINESS EXPERIENCE DURING
     FUND                    AND TITLE              MANAGER SINCE                            PAST FIVE YEARS
Cornerstone             Matthew T. Norris          July 21, 2003                Portfolio Manager with Waddell & Reed Ivy
                        Portfolio Manager                                       Investment Company since July 2003; Portfolio
                                                                                Manager from January 2000 to June 2003, and Analyst
                                                                                from December 1997 to January 2000, with
                                                                                Advantus Capital.

Investors should retain this supplement for future reference.

F. 59559 8-2003

ADVANTUS Fixed Income and Blended Funds

TABLE OF CONTENTS

PERFORMANCE UPDATES
   Bond Fund                                                            3
   International Balanced Fund                                          9
   Money Market Fund                                                   17
   Mortgage Securities Fund                                            20
   Spectrum Fund                                                       27

INVESTMENTS IN SECURITIES
   Bond Fund                                                           34
   International Balanced Fund                                         41
   Money Market Fund                                                   51
   Mortgage Securities Fund                                            54
   Spectrum Fund                                                       61

FINANCIAL STATEMENTS
   Statements of Assets and Liabilities                                70
   Statements of Operations                                            72
   Statements of Changes in Net Assets                                 74
   Notes to Financial Statements                                       78

INDEPENDENT AUDITORS' REPORT                                          103
FEDERAL INCOME TAX INFORMATION (UNAUDITED)                            104
DIRECTORS AND EXECUTIVE OFFICERS                                      108
SHAREHOLDER VOTING RESULTS                                            110
SHAREHOLDER SERVICES                                                  111

Letter from the President

[PHOTO]

Dear Shareholders:

The economy is finally stirring. Economic growth is just now becoming evident, with the help of external assistance, after dropping below trend nearly three years ago. The Federal Reserve has pumped an unprecedented amount of monetary stimulus into the economy by easing interest rates thirteen times over 2-1/2 years. The federal government has also done its part to pump some fiscal octane into the country's economic engine. The latest federal tax package was the Jobs and Growth Tax Relief Reconciliation Act of 2003, signed into law on May 28, 2003. The gross domestic product for third quarter 2003 is expected to be particularly strong.

Over this reporting period, October 1, 2002 through September 30, 2003, the S&P 500 Index* returned 24.39 percent. The NASDAQ Composite Index**, including many small and mid-cap stocks, returned 52.47 percent for the same period. Equity market performance has been favorable due to visible growth in the economy, particularly driven by consumer spending and productivity gains, better market psychology and lower interest rates.

In the fixed income market, the yield curve has become steeper with low interest rates on the short end and the long end reflecting signs of growth in the improving economy. For the year ended September 30, corporate bonds significantly outperformed both Treasuries and mortgage securities. (Lehman Brothers Credit Corporate Securities Index*** 11.13 percent, Lehman Brothers Treasury Securities Index+ 3.25 percent and Lehman Brothers Mortgage-backed Securities Index++ 3.50 percent).

We expect the Federal Reserve to remain accommodative until consistent improvements in growth and employment are reported. We expect moderate growth and continued improving equity market performance. With a growing economy, fixed income performance may become more challenging.

In April 2003, Advantus Capital Management, Inc. (Advantus Capital) and certain companies affiliated with Advantus Capital entered into a Strategic Alliance Agreement and a related Purchase Agreement with Waddell & Reed Financial, Inc. (W&R), a leading U.S. mutual fund firm, its affiliate, Waddell & Reed Ivy Investment Company (WRIICO), and certain other companies affiliated with W&R. Under these agreements, Advantus Capital agreed to sell to WRIICO its assets related to the Advantus Funds. Advantus Capital has also recommended to the Board of Directors of the Advantus Funds that each Advantus Fund be merged into an existing or newly formed mutual fund managed by WRIICO in either Ivy Funds, Inc. (a Maryland corporation) or Ivy Funds (a Massachusetts business trust), and the Board of Directors has approved each Fund's merger subject to approval of the shareholders of the Fund. Shareholders received a proxy statement/prospectus with detailed information regarding this proposal in early October. If you have any questions regarding the proxy, please call your financial advisor. Your response to the proxy is important, so please vote.

Sincerely,

/s/ Dianne Orbison

Dianne Orbison
President, Advantus Fixed Income and Blended Funds


*The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
**The NASDAQ Composite Index is a broad based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.
***The Lehman Brothers Credit Corporate Securities Index is a broad index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC registered.
+The Lehman Brothers Treasury Securities Index is a broad index of public obligations of the U.S. Treasury with a remaining maturity of one year or more. ++The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Advantus Bond Fund, Inc.

PERFORMANCE UPDATE

CHRISTOPHER R. SEBALD, PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

PERFORMANCE

The Fund's performance for the year ended September 30, 2003, for each class of shares outstanding was as follows:

          Class A                      5.84 percent*
          Class B                      5.06 percent*
          Class C                      4.87 percent*

The Fund's benchmark, the Lehman Brothers Aggregate Bond Index,** returned 5.41 percent for the same period.

PERFORMANCE ANALYSIS

Over the last twelve months, the U.S. bond market experienced extremes in performance. Interest rates fell to generational lows, as the Federal Reserve warned the market about the perils of deflation, only to rise sharply in the last quarter of the period. Corporate bonds put in an incredible performance, coming off one of the worst periods in history for credit performance last year. Mortgage-backed securities underperformed corporate bonds and treasuries, as prepayments of mortgage loans rose very rapidly exceeding prior records and all expectations. Today, both corporate and mortgage-backed bonds appear more reasonably valued, yet the yield curve is very steep by historical standards. The steep yield curve reflects the markets' nervousness about the potential outcomes and timing surrounding the economic recovery and the impact this may have on future interest rates. This could be the largest risk to the bond market going forward.

The Fund's performance is attributed to an overweight in corporate bonds and to investments in mortgage-backed securities that outperformed the segment. Corporate bond spreads narrowed versus treasuries by more than 100 basis points over the year. The Fund benefited significantly from an overweight in corporate bonds versus treasury and agency securities. In the mortgage-backed market, we chose segments of the market that offered better prepayment protection, better yield and greater diversification. In general, these sectors included low loan balance mortgage-backed pools, housing-related asset-backed securities and credit classes of residential mortgage-backed securities and commercial mortgage-backed securities. Altogether, these investments generated a very attractive return versus our benchmark, providing investors with an extremely good year in their fixed income portfolios.

OUTLOOK

As we look forward into the last quarter of 2003 and beyond, we expect that the huge monetary and fiscal policy stimuli, along with the decline in the trade-weighted dollar, will continue to have a positive effect on the economy. We believe the business environment will continue to improve over the next two quarters with better corporate earnings, real GDP growth and perhaps even jobs growth. We expect the US growth trajectory, however, to remain lower than prior business cycles. As a consequence, we feel that the Federal Reserve will maintain its target interest rate at a low level for some time to come. When the economy begins to show stronger growth, we expect longer-term interest rates to rise and the yield curve to become even steeper.

In the near term, we are positioning the portfolios to outperform should interest rates rise. Additionally, we remain positive on corporate credit and believe that corporate bonds will continue to outperform treasuries, albeit at a slower rate than this year. Currently, we are adding to our corporate bond holdings securities that will benefit most from an improvement in business fundamentals as the economy improves. We continue to see attractive opportunities to add to our mortgage-backed securities holdings, including securities that will benefit from the improving economy.


*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

                        COMPARISON OF CHANGE IN VALUE OF
            A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS BOND FUND,
          LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1993 through September 30, 2003. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through September 30, 2003.

[CHART]

                                     CLASS A

AVERAGE ANNUAL TOTAL RETURN:

One year           1.08%
Five year          4.86%
Ten year           5.56%

(Thousands)

                                   LEHMAN BROTHERS
                                   AGGREGATE
                CLASS A            BOND INDEX             CPI
9/30/93               10                        10              10
10/31/93         9.61043                  10.03737        10.04135
9/30/94          8.98689                   9.67756        10.29635
9/30/95         10.31898                  11.03833        10.55824
9/30/96         10.73451                  11.57922        10.87526
9/30/97         11.86944                  12.70395        11.10958
9/30/98         12.94325                  14.16634        11.27498
9/30/99         12.60192                  14.11443        11.57133
9/30/2000       13.23740                  15.10103        11.97105
9/30/2001       15.04777                  17.05713        12.28808
9/30/2002       16.23723                  18.52341        12.47416
9/30/2003       17.18583                  21.34700        12.76361

[CHART]

                                     CLASS B

AVERAGE ANNUAL TOTAL RETURN:

One year                        0.06%
Five year                       4.86%
Since inception (8/19/94)       6.43%

(Thousands)

                                   LEHMAN BROTHERS
                                   AGGREGATE
                CLASS B            BOND INDEX             CPI
8/19/94               10                        10              10
9/30/94          9.87581                   9.86504        10.06739
9/30/95         11.25057                  11.25218        10.32345
9/30/96         11.60247                  11.80355        10.63342
9/30/97         12.72984                  12.95007        10.86253
9/30/98         13.81045                  14.44079        11.02426
9/30/99         13.34899                  14.38787        11.31402
9/30/2000       13.90378                  15.39358        11.70485
9/30/2001       15.70564                  17.38758        12.01482
9/30/2002       16.94710                  18.88226        12.19677
9/30/2003       17.65200                  19.90382        12.47978

[CHART]

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                        4.87%
Five year                       5.07%
Since inception (3/1/95)        6.42%

(Thousands)

                                   LEHMAN BROTHERS
                                         AGGREGATE
                CLASS C                 BOND INDEX        CPI
3/1/95              10                          10            10
9/30/95         10.925                      10.884        10.152
9/30/96         11.265                      11.417        10.457
9/30/97         12.348                      12.526        10.683
9/30/98         13.372                      13.968        10.842
9/30/99         12.909                      13.917        11.127
9/30/2000       13.459                      14.890        11.511
9/30/2001       15.187                      16.819        11.816
9/30/2002       16.266                      18.264        11.995
9/30/2003       17.163                      19.039        12.273

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TEN LARGEST BOND HOLDINGS

                                                       MARKET        % OF BOND
SECURITY DESCRIPTION                                   VALUE         PORTFOLIO
--------------------                                ------------   ------------
U.S. Treasury Bond -
   6.000%, 02/15/26                                 $    683,930            3.0%
U.S. Treasury Inflationary Index Bond -
   1.875%, 07/15/13                                      597,559            2.6%
Federal Home Loan Mortgage Corporation
   (FHLMC) -
   6.500%, 09/01/32                                      572,498            2.5%
Anheuser-Busch Companies, Inc. -
   7.100%, 06/15/07                                      520,155            2.3%
U.S. Treasury Bond -
   7.500%, 11/15/16                                      456,887            2.0%
Metropolitan Asset Funding, Inc. - 144A Issue -
   7.525%, 04/20/27                                      429,722            1.9%
The National Collegiate Trust
   7.240%, 09/20/14                                      374,155            1.6%
277 Park Avenue Finance Corporation -
   144A Issue -
   7.680%, 05/12/12                                      345,768            1.5%
Federal National Mortgage Association (FNMA) -
   7.500%, 05/01/31                                      339,288            1.5%
Vulcan Materials Company -
   6.400%, 02/01/06                                      329,860            1.4%
                                                    ------------   ------------
                                                    $  4,649,822           20.3%
                                                    ============   ============

[CHART]

U.S. Treasury                           9.1%
U.S. Government Agencies               32.8%
AAA Rated                               5.2%
AA Rated                               14.9%
A Rated                                15.6%
BBB Rated                              19.1%
D Rated                                 0.1%
Cash and Other Assets/Liabilities       3.2%

Advantus International Balanced Fund, Inc.

PERFORMANCE UPDATE

GARY CLEMONS AND TUCKER SCOTT III, CFA, PORTFOLIO MANAGERS
TEMPLETON INVESTMENT COUNSEL, INC.
ALEXANDER CALVO, PORTFOLIO MANAGER
FRANKLIN ADVISORS, INC.

PERFORMANCE

The Advantus International Balanced Fund's performance for the year ended September 30, 2003 for each class of shares outstanding was as follows:

          Class A                  29.93 percent*
          Class B                  28.97 percent*
          Class C                  28.98 percent*

By comparison, an international equity index, the MSCI EAFE Index,** returned
26.52 percent, an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned 17.85 percent, and a blended index comprised of 60 percent MSCI EAFE Index and 40 percent J.P. Morgan Non-U.S. Government Bond Index returned 23.44 percent for the same period.

PERFORMANCE ANALYSIS

In the belief that tomorrow should be better than yesterday, optimistic investors propelled global stock prices to a 16-month high by the end of September 2003. Most local stock market indices delivered double-digit gains since the rally in global equities began in March of this year. Global bond markets also posted strong gains during the period, benefiting from continued monetary easing by major central banks given economic and geopolitical uncertainty over the course of the year amid continued global deflation. Additionally, global bond markets benefited from the appreciation of most major currencies against the U.S. dollar as structural imbalances in the U.S. current account deficit facilitated the depreciation of the U.S. dollar.

The global fixed income portion of the Fund benefited from an overweight position in Euroland, peripheral Europe, Australia and New Zealand and the respective strong currency gains in each market. Additionally, the Fund benefited from an underweight exposure to Japan and the United Kingdom, which significantly underperformed the benchmark.

During the period, the Federal Reserve Board reduced the Fed funds rate by 75 basis points from 1.75 percent to 1.00 percent given the uncertainty of economic growth, geopolitical uncertainty and potential deflationary risks in the first part of the reporting period. The U.S. Treasury curve steepened, as short-term interest rates declined reflecting Fed easing while the long-end of the U.S. curve twisted upwards as economic indicators exhibited some improvement in the second half of the period. This improvement, however, was accompanied by continued deflation in core consumer prices, facilitated by cyclical productivity gains and excess capacity in capital and labor markets. Meanwhile, the Euroland benchmark yield curve shifted down during the period as low growth and inflations expectations prompted the European Central Bank to lower its reference interest rate by 125 basis points from 3.25 percent to 2.00 percent. The continuation of the global monetary easing cycle was even more pronounced in peripheral Europe where both growth and inflation slowed more rapidly than core Europe. The central bank of Norway eased interest rates 450 basis points to 2.50 percent over the course of the year and the central bank of Sweden eased interest rates 150 basis points to
2.75 percent.

From an equity perspective, confidence has continued to emerge over the last year. The main factors have been the improved geopolitical situation, control of the SARS epidemic in Asia, and more positive economic data from around the world. Many investors have interpreted this as a sign that a global economic upturn is currently underway. In the United States, industrial production as well as consumer and corporate spending have improved.

On the negative side, layoffs have continued and there has not been any indication as to when companies will begin hiring again. Increases in productivity and low capacity utilization--still hovering around 20-year lows for many industries--have hindered job creation. This has eroded consumer confidence, which is vital for sustaining the recovery. On balance, however, the news flow has been positive; enough to create momentum in the equity markets of other industrialized countries, where economies have yet to turn or show more vitality.

Many of these countries are in the euro zone, where economic growth has been slow at best, and where consensus estimates signal only marginal improvement in the second half of the year. Corporate cost cutting in Europe has been restrained, as strict labor laws have limited the ability of companies to lay off workers. This has limited many companies' ability to rationalize their operations, hindering the competitiveness of those European firms. However, in Germany, the bloc's largest economy, there has been some recent strengthening in the business sentiment and in the outlook for corporate profits.

Encouragingly, the Japanese economy appears to be moving forward. Many global investors seem convinced that the country's decade-plus slump is now in the past. With GDP and industrial production improving, and manufacturers anticipating an increase in demand over the next few months, it is not surprising that Japanese equities have risen. Consider, however, that the Nikkei Index rose 45 percent between April and September, and you might conclude that investor optimism might have been overdone, particularly if corporate earnings fall short of recently increased analysts' expectations.

Critical for delivering those earnings will be the performance of Japan's export sector, which has accounted for most of the good news in the economy. Japan's exports--as those from other countries in Asia and Europe--depend dually on growth abroad and currency movements. In September, the latter showed its potential to create disruption, after the yen rose sharply against the U.S. dollar.

We have continued to believe that a broad valuation case cannot currently be made for Japanese equities. However, our analysts have found a handful of these equities that appear undervalued to us. In short, we believe that the global recovery is still fragile--prudent, long-term investors should disregard momentum and focus instead on the prospects for individual companies.

Within the Fund, the markets' sector rotation contributed to the strong bounce in industrials (Vestas Wind Systems AS, Rolls-Royce, Deutsche Post, Volvo, among others), information technology (Nortel, Alcatel, SAP, among others), and materials (BHP Billiton PLC, Pechiney SA, Stora Enso, among others). The portfolio was overweight its MSCI benchmark in all three of these sectors, which amplified these holdings' effect on the portfolio's positive performance.

On balance, each of the ten major global sectors contributed positively to the portfolio's performance during the period. On a relative basis, one area where we underperformed was the weaker performing consumer staples sector, again, an outcome consistent with the markets' migration toward higher risk stocks. Excluding the U.S. market, the total return for consumer staples in the MSCI benchmark was 10.31 percent (in U.S. dollars), the weakest of any sector over the reported period. Within the Fund, the shares of food manufacturer Unilever reflected this sector's weak performance.

OUTLOOK

Looking forward, our investment strategy for the fixed income portion of the Fund remains focused on global macroeconomic fundamentals. In the medium-term, we are positioned for continued depreciation of the U.S. dollar that will largely be determined by structural adjustment of the balance of payment position. The Fund's positioning reflects two central points of our global outlook. First, with regard to currencies, we hold a defensive view on the USD and yen, in contrast to our positive outlook on the Euro, peripheral Europe, Asia ex-Japan, Australian dollar and New Zealand dollar. Second, we maintain a positive long-term outlook for the prospects for yield curve compression to the U.S. Treasury curve within core Europe, peripheral Europe, Australia and New Zealand.

Going forward, our global equity strategy remains unchanged. We will continue to look for value stocks globally, perform our research around global sectors, and build and maintain our portfolios from the bottom up. The prospect of a synchronized global economic recovery can potentially create opportunities for the long-term investor. We are committed to working diligently to pursue those opportunities as they arise.


*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The MSCI EAFE Index is an unmanaged index of common stocks from European, Australian, and Far Eastern markets.
+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

The risks associated with international investing include, but are not limited to: currency fluctuations, differences in accounting standards and political and economic instability.

                        COMPARISON OF CHANGE IN VALUE OF
           $10,000 INVESTMENT IN ADVANTUS INTERNATIONAL BALANCED FUND,
          MSCI EAFE INDEX, J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX,
                     BLENDED INDEX, AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the MSCI EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index, a blended Index of 60 percent MSCI EAFE Index and 40 percent J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The five lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through September 30, 2003.

[CHART]

                                     CLASS A

AVERAGE ANNUAL TOTAL RETURN:

One year                       22.79%
Five year                       5.36%
Since Inception (9/16/94)       5.50%

(Thousands)

                                                                      J.P. MORGAN
                                                    MSCI EAFE         NON-U.S. GOVERNMENT
                CLASS A           BLENDED INDEX     INDEX             BOND INDEX           CPI
9/16/94         $       10        $        10       $        10       $        10          $        10
9/30/94         $   9.27068       $   9.94444       $   9.84500       $  10.09360          $  10.02685
9/30/95         $   9.57470       $  11.05588       $  10.46014       $  11.97166          $  10.28188
9/30/96         $  11.02631       $  11.88972       $  11.39905       $  12.60545          $  10.59060
9/30/97         $  13.57212       $  12.78279       $  12.81920       $  12.63891          $  10.81879
9/30/98         $  11.80544       $  12.78345       $  11.78213       $  14.13275          $  10.97987
9/30/99         $  13.77116       $  15.18884       $  15.47211       $  14.25637          $  11.26846
9/30/2000       $  14.63459       $  15.30393       $  16.46591       $  13.08661          $  11.65772
9/30/2001       $  13.08812       $  13.69300       $  11.80937       $  13.69266          $  11.96644
9/30/2002       $  12.48394       $  12.97275       $   9.37900       $  15.12763          $  12.14765
9/30/2003       $  16.22054       $  16.01383       $  11.86635       $  17.82690          $  12.32200

[CHART]

                                     CLASS B

AVERAGE ANNUAL TOTAL RETURN:

One year                       23.97%
Five year                       5.48%
Since inception (1/31/97)       3.79%

(Thousands)

                                                                      J.P. MORGAN
                                                    MSCI EAFE         NON-U.S. GOVERNMENT
                CLASS B           BLENDED INDEX     INDEX             BOND INDEX           CPI
1/31/97         $        10       $        10       $        10       $        10          $        10
9/30/97         $  11.23044       $  10.75112       $  11.24584       $  10.02654          $  10.13199
9/30/98         $   9.70028       $  10.75168       $  10.33605       $  11.21162          $  10.28284
9/30/99         $  11.23701       $  12.77476       $  13.57315       $  11.30969          $  10.55311
9/30/2000       $  11.83903       $  12.87156       $  14.44498       $  10.38171          $  10.91766
9/30/2001       $  10.50273       $  10.86200       $  10.35996       $  10.86250          $  11.20679
9/30/2002       $   9.93446       $  10.29066       $   9.78400       $  12.00087          $  11.37649
9/30/2003       $  12.81254       $  12.70301       $  10.80900       $  14.14222          $  11.64048

[CHART]

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                       28.98%
Five year                       5.70%
Since inception (3/1/95)        6.24%

(Thousands)

                                                                    J.P. MORGAN
                                                    MSCI EAFE       NON-U.S. GOVERNMENT
                CLASS C           BLENDED INDEX     INDEX           BOND INDEX           CPI
3/1/95          $        10       $        10       $        10     $        10          $        10
9/30/95         $  11.02560       $  11.19156       $  11.17543     $  11.19774          $  10.15242
9/30/96         $  12.12008       $  12.03564       $  12.17856     $  11.79056          $  10.45726
9/30/97         $  14.77999       $  12.93966       $  13.69582     $  11.82185          $  10.68257
9/30/98         $  12.75918       $  12.94033       $  12.58783     $  13.21913          $  10.84162
9/30/99         $  14.76345       $  15.37524       $  16.53014     $  13.33476          $  11.12657
9/30/2000       $  15.55488       $  15.49174       $  17.59190     $  12.24062          $  11.51093
9/30/2001       $  13.80131       $  12.80700       $  12.61693     $  12.80749          $  11.81577
9/30/2002       $  12.79675       $  12.13335       $  10.40600     $  14.14970          $  11.99470
9/30/2003       $  16.81800       $  14.97767       $  13.16571     $  16.67447          $  12.27303

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FIVE LARGEST STOCK HOLDINGS

                                                       MARKET       % OF STOCK
COMPANY                                 SHARES         VALUE         PORTFOLIO
-------                              ------------   ------------   ------------
Vestas Wind Systems A/S                    50,460   $    842,992            2.8%
Nippon Telegraph & Telephone
   Corporation                                158        715,162            2.4%
Deutsche Post AG                           40,040        678,504            2.2%
Barrick Gold Corporation                   35,800        674,491            2.2%
BHP Billiton PLC                          100,220        664,613            2.2%
                                                    ------------   ------------
                                                    $  3,575,762           11.8%
                                                    ============   ============

FIVE LARGEST BOND HOLDINGS

                                                       MARKET       % OF BOND
COMPANY                                                VALUE        PORTFOLIO
-------                                             ------------   ------------
Netherlands Government Bond
   5.750%, 02/15/07                                 $  1,259,913            7.1%
New Zealand Government Bond
   7.000%, 07/15/09                                    1,234,123            7.0%
Sweden Government Bond
   5.500%, 10/08/12                                    1,002,651            5.7%
France Government Bond
   4.000%, 04/25/13                                      919,401            5.2%
France Government Bond
   4.000%, 10/25/09                                      853,158            4.8%
                                                    ------------   ------------
                                                    $  5,269,246           29.8%
                                                    ============   ============

[CHART]

Health Care                             3.4%
Consumer Staples                        3.5%
Capital Goods                           5.0%
Utilities                               5.1%
Energy                                  5.4%
Technology                              5.5%
Basic Materials                         6.1%
Communication Services                  7.0%
Consumer Cyclical                       7.1%
Financial                              13.6%
Foreign Government Bonds               35.7%
Cash and Other Assets/Liabilities       2.6%

Advantus Money Market Fund, Inc.

PERFORMANCE UPDATE

TOM HOUGHTON, PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

PERFORMANCE

For the year ended September 30, 2003, the Advantus Money Market Fund earned a total return of 0.50 percent.* This compares to the three-month U.S. Treasury Bill, which earned 1.31 percent for the same period.

PERFORMANCE ANALYSIS

The year ended September 30, 2003 was a tale of two bond markets. The first nine months of the period saw a continuation of one of the longest bull markets in bonds in history. At June 30, 2003, rates across the entire curve were .15 to ..30 percentage points lower than they were at September 30, 2002, as investors worried about a weak economy and an impending war with Iraq. These worries eased in the third quarter and interest rates across the curve moved substantially higher. These rate increases wiped out most of the declines for the first nine months of the year, with rates in the long end of the curve -- 5 years and longer -- ending the period higher. Rates in the short end, however, remained stubbornly low as the Federal Reserve showed no signs of increasing the Fed Funds rate above 1.00 percent anytime soon. Over the past year, the yield on the three-month T-bill declined .61 percentage points to .94 percent, while the yield on the six-month T-bill declined by .50 percentage points to 1.00 percent. These rate decreases compared to an increase in yield for the past year on the ten-year treasury note of .34 percentage points. Yields offered in the commercial paper market also declined substantially over the year to about 1.13 percent, and remain quite low on an absolute basis. The Fund's holdings continue to be well diversified over a variety of stable industries and companies.

OUTLOOK

As we look forward into the last quarter of 2003 and beyond, we expect that the huge monetary and fiscal policy stimuli, along with the decline in the trade-weighted dollar, will continue to have a positive affect on the economy. We believe the business environment will continue to improve over the next two quarters with better corporate earnings, real GDP growth and perhaps even jobs growth. We expect the US growth trajectory, however, to remain lower than prior business cycles. As a consequence, we feel that the Federal Reserve will maintain its target interest rate at a low level for some time to come. When the economy begins to show stronger growth, we expect longer-term interest rates to rise and the yield curve to become even steeper. We expect money market returns, however, to remain low for the remainder of 2003 and well into 2004 and we have positioned the portfolio accordingly.

*Historical performance is not an indication of future performance. Investment returns will fluctuate.

[CHART]

                            AVERAGE DAYS TO MATURITY

                NUMBER OF DAYS
1-Oct-2002            48
8-Oct-2002            44
15-Oct-2002           41
22-Oct-2002           39
29-Oct-2002           37
5-Nov-2002            32
12-Nov-2002           55
19-Nov-2002           60
26-Nov-2002           59
3-Dec-2002            52
10-Dec-2002           56
17-Dec-2002           56
24-Dec-2002           58
31-Dec-2002           52
7-Jan-2003            46
14-Jan-2003           46
21-Jan-2003           40
28-Jan-2003           42
4-Feb-2003            43
11-Feb-2003           41
18-Feb-2003           40
25-Feb-2003           39
4-Mar-2003            42
11-Mar-2003           39
18-Mar-2003           36
25-Mar-2003           40
1-Apr-2003            36
8-Apr-2003            35
15-Apr-2003           37
22-Apr-2003           35
29-Apr-2003           37
6-May-2003            39
13-May-2003           39
20-May-2003           37
27-May-2003           37
3-Jun-2003            37
10-Jun-2003           37
17-Jun-2003           35
24-Jun-2003           36
1-Jul-2003            38
8-Jul-2003            36
15-Jul-2003           34
22-Jul-2003           33
29-Jul-2003           32
5-Aug-2003            32
12-Aug-2003           32
19-Aug-2003           32
26-Aug-2003           35
2-Sep-2003            34
9-Sep-2003            45
16-Sep-2003           47
23-Sep-2003           53
30-Sep-2003           60

[CHART]

                            SEVEN-DAY COMPOUND YIELD*

                   PERCENTAGE
1-Oct-2002            0.91%
8-Oct-2002            1.03%
15-Oct-2002           0.95%
22-Oct-2002           0.97%
29-Oct-2002           0.96%
5-Nov-2002            0.95%
12-Nov-2002           0.88%
19-Nov-2002           0.99%
26-Nov-2002           0.79%
3-Dec-2002            0.73%
10-Dec-2002           0.66%
17-Dec-2002           0.56%
24-Dec-2002           0.65%
31-Dec-2002           0.57%
7-Jan-2003            0.63%
14-Jan-2003           0.53%
21-Jan-2003           0.49%
28-Jan-2003           0.55%
4-Feb-2003            0.47%
11-Feb-2003           0.47%
18-Feb-2003           0.40%
25-Feb-2003           0.49%
4-Mar-2003            0.47%
11-Mar-2003           0.48%
18-Mar-2003           0.46%
25-Mar-2003           0.51%
1-Apr-2003            0.55%
8-Apr-2003            0.55%
15-Apr-2003           0.54%
22-Apr-2003           0.55%
29-Apr-2003           0.55%
6-May-2003            0.56%
13-May-2003           0.54%
20-May-2003           0.54%
27-May-2003           0.53%
3-Jun-2003            0.33%
10-Jun-2003           0.31%
17-Jun-2003           0.30%
24-Jun-2003           0.26%
1-Jul-2003            0.21%
8-Jul-2003            0.18%
15-Jul-2003           0.17%
22-Jul-2003           0.16%
29-Jul-2003           0.14%
5-Aug-2003            0.14%
12-Aug-2003           0.14%
19-Aug-2003           0.14%
26-Aug-2003           0.15%
2-Sep-2003            0.25%
9-Sep-2003            0.25%
16-Sep-2003           0.30%
23-Sep-2003           0.28%
30-Sep-2003           0.28%

The yield quotation more closely represents the current earnings of the Money Market Fund than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Advantus Mortgage Securities Fund, Inc.

PERFORMANCE UPDATE

CHRISTOPHER R. SEBALD, PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

PERFORMANCE

The performance of the Fund for the year ended September 30, 2003 was as follows for the three classes of shares currently outstanding:

          Class A                    4.19 percent*
          Class B                    3.41 percent*
          Class C                    3.51 percent*

The Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index**, returned 3.50 percent for the same period.

PERFORMANCE ANALYSIS

The Mortgage Securities markets experienced one of the most tumultuous years on record, with very volatile interest rates and skyrocketing prepayment rates. Interest rates fell to generational lows, as the Federal Reserve warned the market about the perils of deflation, only to rise sharply in the last quarter of the period. The Lehman Brothers Mortgage-Backed Securities Index underperformed treasuries over the last year due to this volatility, and the duration of the Lehman Brothers Mortgage-Backed Securities Index extended from
0.9 years to 2.5 years at the end of September.

While today mortgage securities appear attractively valued, the yield curve (difference between long and short interest rates) remains very steep by historical standards. The steep yield curve reflects the markets' nervousness about the potential outcomes of and timing surrounding the economic recovery and the impact this may have on future interest rates. This could be the largest risk to the bond market going forward.

Performance was attributed to the Fund's holdings in sectors of the mortgage securities markets that offered better prepayment protection, better yield and greater diversification. In general, these sectors included low loan balance mortgage-backed pools, housing-related asset-backed securities and credit classes of residential mortgage-backed securities and commercial mortgage-backed securities. While much of the mortgage securities market prepaid very rapidly last year, these securities demonstrated superior stability, as well as providing attractive yields versus alternatives.

OUTLOOK

As we look forward into the last quarter of 2003 and beyond, we expect that the huge monetary and fiscal policy stimuli, along with the decline of the trade-weighted dollar, will continue to have a positive affect on the economy. We believe the business environment will continue to improve over the next two quarters, with improved earnings, real GDP growth and perhaps even jobs growth. We expect the US growth trajectory, however, to remain lower than prior business cycles. As a consequence, we feel that the Federal Reserve will maintain its target interest rate at a low level for some time to come. When the economy begins to show stronger growth, we expect longer-term interest rates to rise and generate an even steeper yield curve. Should interest rates rise as we expect, total returns will be composed mainly of income.

Given our portfolio structure, with high current income and interest rate exposure near the benchmark, we believe we are positioned well for this change. We believe the mortgage market continues to offer some compelling values versus other sectors of the fixed income market. Our positive outlook on the sector remains.


*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

The risks incurred by mortgage securities include but are not limited to, reinvestment of prepaid loans or lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

                        COMPARISON OF CHANGE IN VALUE OF
     A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND,
              LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND
                              CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1993 through September 30, 2003. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through September 30, 2003.

[CHART]

                                     CLASS A

AVERAGE ANNUAL TOTAL RETURN:

One year       -0.50%
Five year       6.07%
Ten year        6.36%

(Thousands)

                                 LEHMAN BROTHERS MORTGAGE-BACKED
                CLASS A          SECURITIES INDEX                 CPI
9/30/93         $         10     $         10                     $         10
10/31/93        $    9.61930     $   10.02891                     $   10.04135
9/30/94         $    9.20180     $    9.88569                     $   10.29635
9/30/95         $   10.44679     $   11.22365                     $   10.55824
9/30/96         $   10.95099     $   11.87443                     $   10.87526
9/30/97         $   12.08647     $   13.06701                     $   11.10958
9/30/98         $   13.17846     $   14.19396                     $   11.27498
9/30/99         $   13.43884     $   14.51644                     $   11.57133
9/30/2000       $   14.47292     $   15.59388                     $   11.97105
9/30/2001       $   16.48498     $   17.51865                     $   12.28808
9/30/2002       $   17.78454     $   18.80859                     $   12.47416
9/30/2003       $   18.52940     $   20.71800                     $   12.76361

[CHART]

                                     CLASS B

AVERAGE ANNUAL TOTAL RETURN:

One year                       -1.59%
Five year                       6.02%
Since inception (8/19/94)       7.11%

(Thousands)

                                  LEHMAN BROTHERS MORTGAGE-BACKED
                CLASS B           SECURITIES INDEX                  CPI
8/19/94         $        10       $        10                       $        10
9/30/94         $   9.92760       $   9.88882                       $  10.06739
9/30/95         $  11.19243       $  11.22719                       $  10.32345
9/30/96         $  11.64666       $  11.87818                       $  10.63342
9/30/97         $  12.77089       $  13.07113                       $  10.86253
9/30/98         $  13.82070       $  14.19844                       $  11.02426
9/30/99         $  13.99003       $  14.52102                       $  11.31402
9/30/2000       $  14.95463       $  15.59880                       $  11.70485
9/30/2001       $  16.94225       $  17.52418                       $  12.01482
9/30/2002       $  18.27786       $  18.81453                       $  12.19677
9/30/2003       $  18.70700       $  19.47299                       $  12.47978

[CHART]

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                        3.51%
Five year                       6.31%
Since inception (3/1/95)        7.12%

(Thousands)

                                  LEHMAN BROTHERS MORTGAGE-BACKED
                CLASS C           SECURITIES INDEX                   CPI
3/1/95          $        10       $        10                        $        10
9/30/95         $  10.79065       $  10.79293                        $  10.15242
9/30/96         $  11.22981       $  11.41873                        $  10.45726
9/30/97         $  12.31401       $  12.56554                        $  10.68257
9/30/98         $  13.33875       $  13.64925                        $  10.84162
9/30/99         $  13.48916       $  13.95936                        $  11.12657
9/30/2000       $  14.41910       $  14.99545                        $  11.51093
9/30/2001       $  16.30089       $  16.84635                        $  11.81577
9/30/2002       $  17.43974       $  18.08679                        $  11.99470
9/30/2003       $  18.05200       $  18.71978                        $  12.27303

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TEN LARGEST BOND HOLDINGS

                                                      MARKET         % OF BOND
SECURITY DESCRIPTION                                  VALUE          PORTFOLIO
--------------------                                ------------    -----------
Federal National Mortgage Association -
   6.000%, 03/01/33                                 $  7,275,305            5.3%
Federal National Mortgage Association -
   6.000%, 10/01/32                                    6,143,348            4.5%
Federal National Mortgage Association -
   6.500%, 09/01/32                                    5,522,640            4.0%
Federal National Mortgage Association -
   5.000%, 10/01/33                                    5,000,000            3.6%
Federal Home Loan Mortgage Corporation -
   6.500%, 09/01/32                                    4,171,059            3.1%
Federal National Mortgage Association -
   5.000%, 06/01/18                                    3,489,372            2.5%
Federal National Mortgage Association -
   6.500%, 08/01/32                                    3,291,323            2.4%
Federal National Mortgage Association -
   5.500%, 04/01/33                                    3,235,365            2.4%
Federal National Mortgage Association -
   5.500%, 02/01/18                                    3,204,002            2.3%
Federal National Mortgage Association -
   6.500%, 07/01/32                                    2,809,698            2.1%
                                                    ------------   ------------
                                                    $ 44,142,112           32.2%
                                                    ============   ============

[CHART]

Cash and Other Assets/Liabilities                    3.6%
FHLMC                                                6.5%
FNMA                                                41.2%
GNMA                                                 1.7%
Asset Backed Securities                             23.5%
Collateralized Mtg. Obligation/ Mtg Rev. Bonds      14.3%
Non-Agency Commercial Mtg-Backed Securities          7.2%
Vendee Mortgage Trust                                0.6%
State and Local Government Obligations               0.5%
Health Care                                          0.9%

[CHART]

Public Issues                                       81.0%
Liquid 144A Issues                                  11.0%
Illiquid 144A Issues and Other Private
 Placement Illiquid Issues                           4.4%
Cash and Other Assets/Liabilities                    3.6%

[CHART]

AAA Rated                                           64.1%
AA Rated                                            12.3%
A Rated                                              7.7%
BBB Rated                                            9.4%
BB Rated                                             2.8%
D Rated                                              0.1%
Cash and Other Assets/Liabilities                    3.6%

Advantus Spectrum Fund, Inc.

PERFORMANCE UPDATE

PERFORMANCE

The Fund's performance for the year ended September 30, 2003, for each class of shares outstanding was as follows:

          Class A                           17.17 percent*
          Class B                           16.20 percent*
          Class C                           16.24 percent*

This compares to the Fund's benchmark, a blend of 60 percent S&P 500 Index** and 40 percent Lehman Brothers Aggregate Bond Index+, which returned 16.84 percent over the same period. The S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 24.39 percent and 5.41 percent, respectively, for the same period.

DURING THE PERIOD OCTOBER 1, 2002 THROUGH APRIL 30, 2003, THE FUND WAS MANAGED BY ADVANTUS CAPITAL MANAGEMENT, INC. DURING THE BALANCE OF THE YEAR COVERED BY THIS REPORT, FROM MAY 1, 2003 THROUGH SEPTEMBER 30, 2003, THE FUND WAS MANAGED BY WADDELL & REED IVY INVESTMENT COMPANY. SEPARATE DISCUSSIONS OF THE FUND'S PERFORMANCE DURING EACH PERIOD ARE PROVIDED BELOW.

PERFORMANCE ANALYSIS

October 1, 2002--April 30, 2003
Discussion by Advantus Capital Management, Inc.

Our disciplined stock selection approach and a focus on sustainable growth allowed the Advantus portfolio management team to select attractive securities for the stock segment of the portfolio and avoid or minimize some of the worst hit securities in the market over the period October 1, 2002 through April 30, 2003. Sectors where value was added by avoiding downside risk included Hospital Management, Aerospace, and Oil Services. Underweighting Telecommunications, which modestly worked against us, was offset by gains in Consumer Staples.

Notably, Advantus' security selection ability resulted in the overall out-performance of the Fund. Strong performers for the period included Symbol Technologies, Wachovia, St Jude Medical, and Nabors Industries. Our strong performers outweighed our underperformers, including underweights in Merck, JP Morgan, and AOL, and overweights in Hewlett Packard, Michaels Stores, and LSI Logic.

The strong performance of the fixed income portion of the Fund for the period October 1, 2002 through April 30, 2003, was attributed to a very strong performance in corporate bonds and the portfolio's overweight to this sector.

Corporate bonds substantially outperformed the other investment grade fixed income sectors on a relative basis as spreads narrowed versus treasuries. For the period, corporate bonds returned 13.03 percent, compared to 6.08 percent for treasuries and 4.03 percent for mortgage-backed securities. Lower corporate leverage, lower liquidity/funding risk, improved earnings and corporate governance all contributed to a much improved fundamental picture for corporate credit. As with equities, individual security selection was a key contributor to performance. Select positions in property & casualty insurance, utilities, and services helped drive performance.

PERFORMANCE ANALYSIS
May 1, 2003--September 30, 2003
Discussion by Waddell & Reed Ivy Investment Company
Cynthia Prince-Fox
Portfolio Manager

The stock market came to life during the last five months. Most of the market movement since mid-May has been reflective of massive monetary and fiscal stimulus policies and the unfolding of a better profit picture. These very forceful policies began to affect the equity market as pressure to obtain yield and investment returns intensified. Consumer, business and Federal government spending have accelerated. The pace of real domestic final demand improved after the war with Iraq, and aided by new fiscal stimulus, final demand has continued that acceleration.

The equity portion of the Fund underperformed the S&P 500 Index during the past five months. Over the past several months, we have moved out of cash in an attempt to position the fund for an improving economy. Overall performance was significantly helped by current holdings in technology and basic industry, which, combined, represents approximately 35 percent of our equity holdings. Our energy holdings created one of the most significant drags to performance, despite the fact that the price of the commodity remains at historically high levels. Currently, the Fund is overweighted in basic industry and technology and underweighted in financials.

Regarding the fixed income portion, interest rates moved considerably higher during this period. A variety of factors contributed to the bond market sell off, including clear signs of a pick-up in economic activity, confusion over Fed statements at the June FOMC meeting, and increased Treasury issuance as a result of the budget deficit. The move higher in rates was also exacerbated by hedge related selling from mortgage investors.

The fixed income portion of the fund outperformed the Lehman Brothers Aggregate Bond Index for the last five months. Since May we have reduced exposure in longer maturity securities while moving into the short to intermediate part of the curve. In the third quarter of the calendar year, mortgage-backed securities were the best performing sector of the market followed by corporate bonds and then treasuries. Corporate credit spreads continued to tighten relative to Government securities signaling that corporate credit fundamentals are improving. We feel that this is a very positive sign for the economy moving forward. Currently, our fixed income holdings are being maintained at our minimum levels of 25 percent focusing on short duration while emphasizing intermediate corporate bonds and mortgage-backed securities.

OUTLOOK

We have positioned the Fund to be slightly biased towards equity with approximately 74 percent weight in equities vs. 25 percent weight in bonds and 1 percent in cash. We do believe the market is at a crossroad with the sustainability of the recovery and what is already being priced into the markets. We have experienced a significant recovery off the March lows and the case can be made that many stocks look overvalued. We do not want to overlook the fact that most companies have yet to reinvest back into their business beyond general maintenance and depreciation needs. We think this is the next important catalyst for the markets. At this time we are willing to maintain our holdings in anticipation of a sustainable earnings recovery.


*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark which includes all publicly issued fixed rate, non convertible domestic corporate debt.

                        COMPARISON OF CHANGE IN VALUE OF
          A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS SPECTRUM FUND,
              S&P 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX,
                     BLENDED INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Lehman Brothers Aggregate Bond Index, the S & P 500 Index, blended index of 60 percent S & P 500 Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1993 through September 30, 2003. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 2003.

[CHART]

                                     CLASS A

AVERAGE ANNUAL TOTAL RETURN:

One year           10.72%
Five year          -1.00%
Ten year            5.05%

(Thousands)

                                                    BLENDED           S & P 500         LEHMAN BROTHERS
                CLASS A           CPI               INDEX             INDEX             AGGREGATE BOND INDEX
9/30/93         $        10       $        10       $        10       $        10       $        10
10/31/93        $   9.49091       $  10.04135       $  10.14500       $  10.20681       $  10.03737
9/30/94         $   9.30884       $  10.29635       $  10.09176       $  10.36938       $   9.67756
9/30/95         $  11.02002       $  10.55824       $  12.44471       $  13.45327       $  11.03833
9/30/96         $  12.53167       $  10.87526       $  14.18375       $  16.18870       $  11.57922
9/30/97         $  14.61889       $  11.10958       $  18.08879       $  22.73701       $  12.70395
9/30/98         $  16.27275       $  11.27498       $  20.00103       $  24.79413       $  14.16634
9/30/99         $  18.88898       $  11.57133       $  23.19950       $  31.68986       $  14.11443
9/30/2000       $  21.95090       $  11.97105       $  25.76860       $  35.89248       $  15.10103
9/30/2001       $  14.85041       $  12.28808       $  22.60466       $  26.33839       $  17.05713
9/30/2002       $  13.97352       $  12.47416       $  20.49263       $  20.94313       $  18.52341
9/30/2003       $  16.37215       $  12.76361       $  23.94528       $  26.05242       $  23.82400

[CHART]

                                     CLASS B

AVERAGE ANNUAL TOTAL RETURN:

One year                       11.20%
Five year                      -0.89%
Since inception (8/19/94)       5.68%

(Thousands)

                                                    BLENDED           S & P 500         LEHMAN BROTHERS
                CLASS B           CPI               INDEX             INDEX             AGGREGATE BOND INDEX
8/19/94         $        10       $        10       $        10       $        10       $        10
9/30/94         $  10.00507       $  10.06739       $   9.79300       $  10.01286       $   9.86504
9/30/95         $  11.76802       $  10.32345       $  12.07630       $  12.99073       $  11.25218
9/30/96         $  13.30582       $  10.63342       $  13.76385       $  15.63211       $  11.80355
9/30/97         $  15.43686       $  10.86253       $  17.55329       $  21.95529       $  12.95007
9/30/98         $  17.06589       $  11.02426       $  19.40892       $  23.94168       $  14.44079
9/30/99         $  19.67781       $  11.31402       $  22.51270       $  30.60032       $  14.38787
9/30/2000       $  22.69261       $  11.70485       $  25.00575       $  34.65845       $  15.39358
9/30/2001       $  15.26185       $  12.01482       $  21.92864       $  25.43285       $  17.38758
9/30/2002       $  14.36066       $  12.19677       $  19.87977       $  20.22307       $  18.88226
9/30/2003       $  16.55700       $  12.47978       $  22.61200       $  22.22100       $  22.04200

[CHART]

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                       16.24%
Five year                      -0.62%
Since inception (3/1/95)        5.46%

(Thousands)

                                                    BLENDED           S & P 500         LEHMAN BROTHERS
                CLASS C           CPI               INDEX             INDEX             AGGREGATE BOND INDEX
3/1/95          $        10       $        10       $        10       $        10       $        10
9/30/95         $  11.26309       $  10.15242       $  11.64774       $  12.21424       $  10.88393
9/30/96         $  12.71292       $  10.45726       $  13.27541       $  14.69774       $  11.41726
9/30/97         $  14.73097       $  10.68257       $  16.93037       $  20.64296       $  12.52626
9/30/98         $  16.28844       $  10.84162       $  18.72015       $  22.51062       $  13.96819
9/30/99         $  18.77823       $  11.12657       $  21.71379       $  28.77126       $  13.91701
9/30/2000       $  21.64946       $  11.51093       $  24.11836       $  32.58682       $  14.88980
9/30/2001       $  14.53366       $  11.81577       $  21.15045       $  23.91266       $  16.81855
9/30/2002       $  13.58337       $  11.94470       $  19.17429       $  19.01429       $  18.26431
9/30/2003       $  15.79200       $  12.27303       $  22.40482       $  23.18900       $  21.02300

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BOND PORTFOLIO CHARACTERISTICS-QUALITY BREAKDOWN

                                                          % OF BOND
RATING                                                    PORTFOLIO
------                                                    ---------
U.S. Treasury                                                  14.8%
U.S. Government Agencies                                       47.1%
AAA rated                                                       8.1%
A rated                                                        15.2%
BBB rated                                                      14.2%
D rated                                                         0.6%
                                                          ---------
                                                              100.0%
                                                          ---------

FIVE LARGEST STOCK HOLDINGS

                                                      MARKET      % OF STOCK
COMPANY                                 SHARES        VALUE        PORTFOLIO
-------                                 ------    ------------    ----------
Microsoft Corporation                   41,576    $  1,155,397           3.2%
Pfizer, Inc                             34,725       1,054,946           2.9%
General Electric Company                31,056         925,779           2.5%
Chubb Corporation                       12,800         830,464           2.3%
Kohl's Corporation                      14,000         749,000           2.1%
                                                  ------------    ----------
                                                  $  4,715,586          13.0%
                                                  ============    ==========

[CHART]

Common Stock                            72.6%
Bonds                                   26.3%
Cash and Other Assets/Liabilities        1.1%

Advantus Bond Fund
Investments in Securities
SEPTEMBER 30, 2003

(Percentages of each investment category relate to total net assets.)

                                                                                                         MARKET
PRINCIPAL                                                                  COUPON      MATURITY        VALUE(a)
---------                                                                  ------      --------    ------------
LONG-TERM DEBT SECURITIES (96.7%)
   GOVERNMENT OBLIGATIONS (43.8%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (42.7%)
     Federal Home Loan Mortgage Corporation (FHLMC) (5.8%)
     $ 150,000                                                              2.500%     07/28/05    $    150,646
       250,000                                                              2.500%     12/04/06         251,308
       250,000                                                              2.750%     12/30/05         250,902
       150,000                                                              4.375%     02/04/10         152,521
       543,591                                                              6.500%     09/01/32         572,498
                                                                                                   ------------
                                                                                                      1,377,875
                                                                                                   ------------
     Federal National Mortgage Association (FNMA) (25.7%)
       250,000                                                              2.650%     02/13/06         251,014
       250,000                                                              2.750%     05/04/05         250,358
       300,000                                                              3.500%     01/28/08         302,720
       257,310                                                              5.000%     07/01/18         264,816
       250,000(h)                                                           5.000%     10/01/33         250,000
       291,654                                                              5.500%     04/01/33         298,649
       197,911                                                              5.500%     05/01/33         202,659
       254,712                                                              6.000%     09/01/17         267,902
       287,740                                                              6.000%     10/01/32         298,689
       249,957                                                              6.000%     11/01/32         259,469
       189,521                                                              6.000%     03/01/33         196,257
       145,831                                                              6.437%     01/01/08         161,168
       146,374                                                              6.500%     12/01/31         153,964
        63,777                                                              6.500%     04/01/32          66,988
        67,338                                                              6.500%     05/01/32          70,728
       163,815                                                              6.500%     07/01/32         172,065
       299,845                                                              6.500%     08/01/32         315,253
       306,889                                                              6.500%     09/01/32         322,556
       284,378                                                              6.500%     10/01/32         296,434
       112,151                                                              7.000%     09/01/31         119,484
       268,648                                                              7.000%     11/01/31         286,214
       282,132                                                              7.000%     02/01/32         300,900
       249,975                                                              7.000%     03/01/32         266,606
       153,709                                                              7.000%     06/01/32         163,940
       194,874                                                              7.000%     07/01/32         207,849
       315,178                                                              7.500%     05/01/31         339,288
                                                                                                   ------------
                                                                                                      6,085,970
                                                                                                   ------------
     Other Agency Obligations (1.3%)
       300,000  Federal Home Loan Bank
                System (c)                                                  1.720%     09/11/06         299,952
                                                                                                   ------------
     State and Local Government Obligations (.8%)
       180,000  City of Eden Prairie, Minnesota                             7.350%     02/20/09         198,468
                                                                                                   ------------

              See accompanying notes to investments in securities.

                                                                                                         MARKET
PRINCIPAL                                                                  COUPON      MATURITY        VALUE(a)
---------                                                                  ------      --------    ------------
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
     U.S. Treasury (9.1%)
     $ 300,000  Bond                                                        5.375%     02/15/31    $    321,938
       600,000  Bond                                                        6.000%     02/15/26         683,930
       350,000  Bond                                                        7.500%     11/15/16         456,887
       600,750  Inflationary Index Bond (g)                                 1.875%     07/15/13         597,559
       100,000  Note                                                        3.625%     05/15/13          98,152
                                                                                                   ------------
                                                                                                      2,158,466
                                                                                                   ------------
Total U.S. government and agencies obligations (cost: $9,897,075)                                    10,120,731
                                                                                                   ------------
   OTHER GOVERNMENT OBLIGATIONS (1.1%)
     Provincial or Local Government Obligations (1.1%)
       250,000  Province of Manitoba (b)                                    4.250%     11/20/06         263,816
                                                                                                   ------------
Total other government obligations (cost: $268,700)                                                     263,816
                                                                                                   ------------
Total government obligations (cost: $10,165,775)                                                     10,384,547
                                                                                                   ------------
CORPORATE OBLIGATIONS (52.9%)
   BASIC MATERIALS (3.0%)
     Agriculture Products (.9%)
       200,000  Cargill, Inc. -- 144A Issue (e)                             6.375%     06/01/12         224,503
                                                                                                   ------------
     Aluminum (.7%)
       150,000  Alcoa, Inc.                                                 4.250%     08/15/07         157,514
                                                                                                   ------------
     Construction (1.4%)
       300,000  Vulcan Materials Company                                    6.400%     02/01/06         329,860
                                                                                                   ------------
   CONSUMER CYCLICAL (2.4%)
     Consumer Finance (.6%)
       150,000  Ford Motor Credit Company                                   5.625%     10/01/08         151,718
                                                                                                   ------------
     Home Builders (.9%)
       100,000  CRH America, Inc.                                           5.300%     10/15/13         102,261
       100,000  CRH America, Inc.                                           6.400%     10/15/33         103,540
                                                                                                   ------------
                                                                                                        205,801
                                                                                                   ------------
     Service (.9%)
       200,000  PHH Corporation                                             7.125%     03/01/13         223,615
                                                                                                   ------------
   CONSUMER STAPLES (6.1%)
     Beverage (4.2%)
       500,000  Anheuser-Busch
                Companies, Inc.                                             7.100%     06/15/07         520,155
       250,000  Diageo Capital PLC (b)                                      3.500%     11/19/07         254,479
       200,000  Miller Brewing
                Company -- 144A Issue (e)                                   5.500%     08/15/13         208,968
                                                                                                   ------------
                                                                                                        983,602
                                                                                                   ------------

              See accompanying notes to investments in securities.

                                                                                                         MARKET
PRINCIPAL                                                                  COUPON      MATURITY        VALUE(a)
---------                                                                  ------      --------    ------------
   CONSUMER STAPLES--CONTINUED
     Broadcasting (1.5%)
     $ 250,000  Comcast Corporation                                         5.300%     01/15/14    $    252,348
       100,000  Cox Communications, Inc.                                    5.500%     10/01/15         102,200
                                                                                                   ------------
                                                                                                        354,548
                                                                                                   ------------
     Food (.4%)
       100,000  Unilever Capital Corporation                                5.900%     11/15/32         102,001
                                                                                                   ------------
   ENERGY (1.6%)
     Oil (.7%)
       150,000  Husky Energy, Inc. (b)                                      6.250%     06/15/12         164,525
                                                                                                   ------------
     Oil & Gas (.9%)
       200,000  Valero Logistics Operations                                 6.050%     03/15/13         208,954
                                                                                                   ------------
   FINANCIAL (32.6%)
     Asset-Backed Securities (8.1%)
       200,000  Associates Manufactured
                Housing                                                     7.725%     06/15/28         210,298
       250,000  Fortress CBO Investments I,
                Ltd. -- 144A Issue (b) (d)                                  7.850%     07/25/38         284,447
       196,622  Green Tree Financial
                Corporation                                                 6.400%     10/15/18         203,181
        96,909  Green Tree Financial
                Corporation                                                 6.850%     10/15/18          93,662
       210,787  Green Tree Financial
                Corporation                                                 8.300%     05/15/19         227,256
        97,605  Green Tree Financial
                Corporation                                                 8.900%     04/15/25         103,589
       400,000  Metropolitan Asset Funding,
                Inc. -- 144A Issue (e)                                      7.525%     04/20/27         429,722
       362,409  The National Collegiate Trust                               7.240%     09/20/14         374,155
                                                                                                   ------------
                                                                                                      1,926,310
                                                                                                   ------------
     Auto Finance (.6%)
       125,000  General Motors Acceptance
                Corporation                                                 6.125%     08/28/07         132,158
                                                                                                   ------------
     Banks (1.9%)
       200,000  St. George Funding Company
                LLC -- 144A Issue (b) (c) (d)                               8.485%     12/29/49         217,091
       200,000  Wells Fargo Bank NA                                         7.550%     06/21/10         240,616
                                                                                                   ------------
                                                                                                        457,707
                                                                                                   ------------

              See accompanying notes to investments in securities.

                                                                                                         MARKET
PRINCIPAL                                                                  COUPON      MATURITY        VALUE(a)
---------                                                                  ------      --------    ------------
   FINANCIAL--CONTINUED
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (1.9%)
     $  34,833  Banco Hipotecario Nacional --
                144A Issue (b) (d) (i)                                      7.916%     07/25/09    $     11,147
       203,834  Chase Mortgage Finance
                Corporation                                                 6.500%     09/25/13         206,550
       232,168  Mellon Residential Funding
                Corporation                                                 6.750%     06/26/28         232,002
         8,221  Prudential Home Mortgage
                Securities -- 144A Issue (c) (e)                            6.627%     04/28/24           8,221
                                                                                                   ------------
                                                                                                        457,920
                                                                                                   ------------
     Commercial Finance (.9%)
       200,000  International Lease Finance
                Corporation                                                 4.350%     09/15/08         206,252
                                                                                                   ------------
     Commercial Mortgage-Backed Securities (6.0%)
       190,785  277 Park Avenue Finance
                Corporation -- 144A Issue (e)                               7.580%     05/12/12         215,576
       300,000  277 Park Avenue Finance
                Corporation -- 144A Issue (e)                               7.680%     05/12/12         345,768
            --  Asset Securitization
                Corporation (c) (f)                                         9.266%     04/14/29         147,840
            --  Asset Securitization
                Corporation -- 144A
                Issue (c) (e) (f)                                           9.530%     10/13/26         148,694
       250,000  GS Mortgage Securities
                Corporation II (c)                                          7.289%     07/13/30         283,512
       250,000  Paine Webber Mortgage
                Acceptance Corporation --
                144A Issue (e)                                              7.655%     01/02/12         286,034
                                                                                                   ------------
                                                                                                      1,427,424
                                                                                                   ------------
     Consumer Finance (.9%)
       200,000  Household Finance
                Corporation (c)                                             2.640%     12/16/04         203,391
                                                                                                   ------------
     Finance -- Diversified (.4%)
       100,000  Eastview Credit
                Corporation -- 144A Issue (e)                               6.950%     06/15/04         100,865
                                                                                                   ------------
     Insurance (4.9%)
       250,000  Fund American Companies, Inc.                               5.875%     05/15/13         254,392
       150,000  Principal Life Global Funding I --
                144A Issue (e)                                              6.250%     02/15/12         166,602
       250,000  Stancorp Financial Group, Inc.                              6.875%     10/01/12         277,882
       250,000  Travelers Property Casualty
                Corporation                                                 6.375%     03/15/33         265,757

              See accompanying notes to investments in securities.

                                                                                                         MARKET
PRINCIPAL                                                                  COUPON      MATURITY        VALUE(a)
---------                                                                  ------      --------    ------------
   FINANCIAL--CONTINUED
     $ 200,000  Western & Southern Finance
                Group, Inc. -- 144A Issue (e)                               5.750%     07/15/33    $    192,172
                                                                                                   ------------
                                                                                                      1,156,805
                                                                                                   ------------
     Investment Bankers/Brokers (1.8%)
       250,000  Goldman Sachs Group, Inc.                                   6.125%     02/15/33         254,004
       150,000  Morgan Stanley                                              6.750%     04/15/11         171,378
                                                                                                   ------------
                                                                                                        425,382
                                                                                                   ------------
     Real Estate Investment Trust (3.6%)
       150,000  New Plan Excel Realty Trust                                 5.875%     06/15/07         163,291
       200,000  Prologis                                                    6.700%     04/15/04         205,976
       300,000  Vornado Realty Trust                                        5.625%     06/15/07         320,121
       150,000  Weingarten Realty Investors                                 7.220%     06/01/05         162,853
                                                                                                   ------------
                                                                                                        852,241
                                                                                                   ------------
     Real Estate Investment Trust -- Shopping Centers (.4%)
       100,000  Pan Pacific Retail
                Properties, Inc.                                            4.700%     06/01/13          97,070
                                                                                                   ------------
     Savings and Loans (1.2%)
       250,000  Washington Mutual Financial
                Corporation                                                 6.875%     05/15/11         286,808
                                                                                                   ------------
   HEALTH CARE (1.1%)
     Insurance (1.1%)
       250,000  New York Life Global
                Funding -- 144A Issue (e)                                   5.375%     09/15/13         262,095
                                                                                                   ------------
   RESIDENTIAL CMOs (2.0%)
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (2.0%)
       238,058  BlackRock Capital Finance
                LP -- 144A Issue (e)                                        7.750%     09/25/26         259,926
       217,153  Sequoia Mortgage Funding
                Company -- 144A Issue (e)                                   6.380%     08/28/31         217,213
                                                                                                   ------------
                                                                                                        477,139
                                                                                                   ------------
   UTILITIES (4.1%)
     Electric Companies (4.1%)
       250,000  Centerpoint Energy
                Houston -- 144A Issue (e)                                   5.750%     01/15/14         263,092
       200,000  Ohio Power Company                                          6.375%     07/15/33         203,119
       250,000  Oncor Electric Delivery
                Company -- 144A Issue (e)                                   7.250%     01/15/33         286,343
       200,000  Public Service Electric & Gas                               5.375%     09/01/13         210,146
                                                                                                   ------------
                                                                                                        962,700
                                                                                                   ------------
Total corporate obligations (cost: $11,977,327)                                                      12,538,908
                                                                                                   ------------
Total long-term debt securities (cost: $22,143,102)                                                  22,923,455
                                                                                                   ------------

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                            VALUE(a)
------                                                                            --------
SHORT-TERM SECURITIES (2.4%)
         1,089  Federated Money Market Obligation Trust --
                Prime Obligations Fund, current rate 0.998%                    $      1,089
       552,826  One Group Institutional Prime Money Market Fund,
                current rate 1.010%                                                 552,826
                                                                               ------------
                Total short-term securities
                (cost: $553,915)                                                    553,915
                                                                               ------------
                Total investments in securities
                (cost: $22,697,017) (j)                                        $ 23,477,370
                                                                               ============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 5.0% of net assets in foreign securities at September 30, 2003.
(c) Floating rate bond. The rate disclosed represents the rate in effect at September 30, 2003.
(d) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at September 30, 2003, which includes acquisition date and cost, is as follows:

                                                    ACQUISITION
     SECURITY                                          DATE             COST
     --------                                       ------------    ------------
     Fortress CBO Investments I, Ltd. 144A Issue*       01/16/01    $    247,823
     Banco Hipotecario Nacional 144A Issue*              1/08/01          47,754
     St. George Funding Company LLC 144A Issue*          6/12/97         200,000
                                                                    ------------
                                                                    $    495,577
                                                                    ============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors. In aggregate such securities represent 15.3% of the Fund's net assets as of September 30, 2003.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

              See accompanying notes to investments in securities.

(h) At September 30, 2003 the total cost of investments purchased on a when-issued or forward commitment basis is $245,838.
(i) Security is in default. Income is not being accrued on this security and any payments received are treated as a reduction of principal. This security is being fair-valued according to procedures approved by the Board of Directors.
(j) At September 30, 2003 the cost of securities for federal income tax purposes was $22,697,017. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                $   968,360
     Gross unrealized depreciation                                   (188,007)
                                                                  -----------
     Net unrealized appreciation                                  $   780,353
                                                                  ===========

                 See accompanying notes to financial statements.

                                            Advantus International Balanced Fund
                                                       Investments in Securities
                                                              SEPTEMBER 30, 2003

           (Percentages of each investment category relate to total net assets.)

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
COMMON STOCK (61.2%)
   AUSTRALIA (1.9%)
     Mining (1.1%)
   190,260    Iluka Resources, Ltd.                                 $    551,424
     Printing and Publishing (.8%)
   178,850    John Fairfax Holdings, Ltd.                                389,676
                                                                    ------------
                                                                         941,100
                                                                    ------------
   BERMUDA (1.1%)
     Insurance (1.1%)
     7,600    ACE, Ltd.                                                  251,408
     3,500    XL Capital, Ltd.                                           271,040
                                                                    ------------
                                                                         522,448
                                                                    ------------
   CANADA (2.9%)
     Electrical Equipment (.7%)
    17,000    BCE, Inc.                                                  367,142
     Mining (1.4%)
    35,800    Barrick Gold Corporation                                   674,491
     Oil & Gas (.8%)
    26,750    Husky Energy, Inc.                                         406,279
                                                                    ------------
                                                                       1,447,912
                                                                    ------------
   DENMARK (2.4%)
     Photography/Imagery (1.7%)
    50,460    Vestas Wind Systems A/S                                    842,992
     Telecommunication (.7%)
    11,000    TDC A/S                                                    338,201
                                                                    ------------
                                                                       1,181,193
                                                                    ------------
   FINLAND (2.0%)
     Insurance (.7%)
    40,525    Sampo Oyj                                                  328,022
     Paper and Forest (.9%)
    35,050    Stora Enso Oyj                                             433,927
     Telecommunication (.4%)
    21,000    Metso Oyj                                                  207,890
                                                                    ------------
                                                                         969,839
                                                                    ------------
   FRANCE (3.7%)
     Chemicals (.8%)
     7,498    Aventis SA                                                 389,035
     Investment Bankers/Brokers (1.1%)
    33,130    AXA                                                        558,323

              See accompanying notes to investments in securities.

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
   FRANCE--CONTINUED
     Manufacturing (.6%)
     7,400    Michelin (C.G.D.E.)                                   $    275,186
     Oil & Gas (.9%)
     3,110    Total SA                                                   469,419
     Water Utilities (.3%)
     8,800    Suez SA                                                    139,693
                                                                    ------------
                                                                       1,831,656
                                                                    ------------
   GERMANY (3.3%)
     Chemicals (.6%)
    15,000    Bayer AG                                                   323,190
     Electric Companies (.7%)
     6,860    E.ON AG                                                    334,760
     Manufacturing (.6%)
     3,600    Adidas-Salomon AG                                          312,359
     Transport Services (1.4%)
    40,040    Deutsche Post AG                                           678,504
                                                                    ------------
                                                                       1,648,813
                                                                    ------------
   HONG KONG (3.8%)
     Banks (.6%)
   121,800    The Bank of East Asia, Ltd.                                313,022
     Electric Companies (.7%)
    72,500    CLP Holdings, Ltd.                                         318,340
     Investment Bankers/Brokers (--)
    28,000    Peregrine Investment Holdings (b)                                -
     Real Estate (1.4%)
    47,000    Cheung Kong Holdings, Ltd.                                 371,773
    46,000    Hutchison Whampoa, Ltd.                                    335,645
     Telecommunication (1.1%)
    26,210    China Mobile, Ltd. ADR*                                    341,516
   205,900    Swire Pacific, Ltd.                                        186,135
                                                                    ------------
                                                                       1,866,431
                                                                    ------------
   INDIA (.5%)
     Office Equipment (.5%)
    17,800    Satyam Computer Services, Ltd. ADR*                        229,620
                                                                    ------------
   ISRAEL (1.1%)
     Technology (1.1%)
    33,700    Check Point Software Technologies (b)                      566,160
                                                                    ------------
   ITALY (1.4%)
     Banks (.5%)
    25,000    Sanpaolo IMI SpA                                           249,235

              See accompanying notes to investments in securities.

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
   ITALY--CONTINUED
     Oil & Gas (.9%)
    30,300    ENI-Ente Nazionale Idrocarburi SpA                    $    462,990
                                                                    ------------
                                                                         712,225
                                                                    ------------
   JAPAN (5.3%)
     Drugs (1.0%)
    14,000    Ono Pharmaceutical Company, Ltd.                           500,939
     Electrical Equipment (2.0%)
    34,000    Hitachi, Ltd.                                              188,568
    37,000    NEC Corporation (b)                                        278,021
    14,300    Sony Corporation                                           498,882
     Entertainment (.9%)
     5,200    Nintendo Company, Ltd.                                     435,388
     Telecommunication (1.4%)
       158    Nippon Telegraph & Telephone Corporation                   715,162
                                                                    ------------
                                                                       2,616,960
                                                                    ------------
   MEXICO (1.2%)
     Mining (.5%)
    86,560    Grupo Carso SA de CV                                       269,042
     Telecommunication (.7%)
    10,400    Telefonos de Mexico SA de CV ADR*                          317,720
                                                                    ------------
                                                                         586,762
                                                                    ------------
   NETHERLANDS (2.8%)
     Chemicals (.8%)
    12,180    Akzo Nobel NV                                              379,744
     Electronics (1.0%)
    21,100    Koninklijke Philips Electronics NV                         478,212
     Investment Bankers/Brokers (1.0%)
    27,960    ING Groep NV                                               512,226
                                                                    ------------
                                                                       1,370,182
                                                                    ------------
   NEW ZEALAND (.5%)
     Telecommunication (.5%)
    87,000    Telecom Corporation of New Zealand, Ltd.                   266,771
                                                                    ------------
   NORWAY (.9%)
     Medical Products/Supplies (.9%)
    52,350    Amersham PLC                                               456,298
                                                                    ------------
   SINGAPORE (.5%)
     Banks (.5%)
    33,000    DBS Group Holdings, Ltd.                                   246,276
                                                                    ------------

              See accompanying notes to investments in securities.

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
   SOUTH KOREA (2.6%)
     Electric Companies (.7%)
    33,550    Korea Electric Power Corporation ADR*                 $    352,946
     Electrical Equipment (1.0%)
     3,000    Samsung Electronics Company, Ltd.-144A Issue (d)           511,238
     Technology (.9%)
    21,900    KT Corporation ADR*                                        436,467
                                                                    ------------
                                                                       1,300,651
                                                                    ------------
   SPAIN (1.6%)
     Electric Companies (.9%)
    26,772    Iberdrola SA                                               450,551
     Oil & Gas (.7%)
    20,550    Repsol YPF SA                                              337,702
     Telecommunication (--)
       548    Telefonica SA BDR                                            6,401
                                                                    ------------
                                                                         794,654
                                                                    ------------
   SWEDEN (5.2%)
     Banks (2.4%)
    35,600    ForeningsSparbanken AB                                     527,203
   113,190    Nordea AB                                                  647,269
     Machinery (.9%)
    14,600    Atlas Copco AB                                             428,648
     Service (.2%)
     8,500    Securitas AB                                               103,340
     Trucks and Parts (1.7%)
    17,200    Autoliv, Inc.                                              518,924
    14,800    Volvo AB                                                   342,639
                                                                    ------------
                                                                       2,568,023
                                                                    ------------
   SWITZERLAND (2.3%)
     Banks (.5%)
     4,300    UBS AG                                                     241,286
     Food (1.1%)
     2,400    Nestle SA                                                  553,406
     Insurance (.7%)
     5,350    Swiss Reinsurance                                          339,908
                                                                    ------------
                                                                       1,134,600
                                                                    ------------
   TAIWAN (.6%)
     Telecommunication (.6%)
    20,700    Chunghwa Telecom Company, Ltd. ADR*                        290,007
                                                                    ------------

              See accompanying notes to investments in securities.

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
   UNITED KINGDOM (13.6%)
     Banks (1.0%)
    74,800    Lloyds TSB Group PLC                                  $    514,365
     Chemicals (.7%)
    44,000    Shire Pharmaceuticals PLC (b)                              318,646
     Electric Companies (.8%)
    63,700    National Grid Transco PLC                                  408,146
     Electrical Equipment (1.2%)
   126,910    BAE Systems PLC                                            354,667
   137,200    Kidde PLC (b)                                              233,587
     Food (.8%)
    90,400    J Sainsbury PLC                                            408,795
     Food & Health (.7%)
    42,200    Unilever PLC                                               360,635
     Investment Bankers/Brokers (.7%)
    43,500    Abbey National PLC                                         358,016
     Manufacturing (1.7%)
   218,600    Rolls-Royce Group PLC                                      584,582
    25,000    Smiths Group PLC (b)                                       278,218
     Mining (1.4%)
   100,220    BHP Billiton PLC                                           664,613
     Oil & Gas (2.0%)
    82,800    BP PLC                                                     567,658
    69,300    Shell Transport & Trading Company PLC                      427,911
     Printing and Publishing (.5%)
    24,900    Pearson PLC                                                236,676
     Retail (.8%)
    75,544    Marks & Spencer Group PLC                                  383,965
     Service (.5%)
    80,000    Brambles Industries PLC                                    225,564
     Telecommunication (.8%)
   218,990    Cable & Wireless PLC                                       413,757
                                                                    ------------
                                                                       6,739,801
                                                                    ------------
Total common stock (cost: $30,081,574)                                30,288,382
                                                                    ------------

              See accompanying notes to investments in securities.

                                                                          MARKET
SHARES                                                                  VALUE(a)
------                                                              ------------
CONVERTIBLE PREFERRED STOCKS (.6%)
   GERMANY (.6%)
     Trucks and Parts (.6%)
     9,430    Volkswagen AG                                         $    286,757
                                                                    ------------
Total convertible preferred stocks (cost: $247,426)                      286,757
                                                                    ------------
RIGHTS (--)
   FRANCE (--)
     Investment Bankers/Brokers (--)
    33,130    AXA Right Issue (b)                                          1,543
                                                                    ------------
Total rights (cost: $5,704)                                                1,543
                                                                    ------------

              See accompanying notes to investments in securities.

           (Percentages of each investment category relate to total net assets.)

                                                                                                         MARKET
PRINCIPAL                                                                  COUPON      MATURITY        VALUE(a)
---------                                                                  ------      --------    ------------
LONG-TERM DEBT SECURITIES (35.7%) (c)
   AUSTRALIA (2.5%)
     Government (2.5%)
       550,000  New South Wales Treasury
                Corporation
                (Australian Dollar)                                         6.500%     05/01/06    $    385,190
     1,200,000  Queensland Treasury
                Corporation
                (Australian Dollar)                                         6.000%     08/14/13         842,694
        14,000  Queensland Treasury
                Corporation
                (Australian Dollar)                                         6.500%     06/14/05           9,705
                                                                                                   ------------
                                                                                                      1,237,589
                                                                                                   ------------
   AUSTRIA (1.9%)
     Government (1.9%)
        70,000  Republic of Austria (Euro)                                  4.000%     07/15/09          83,865
       300,000  Republic of Austria (Euro)                                  5.000%     07/15/12         376,846
       360,000  Republic of Austria (Euro)                                  5.500%     10/20/07         458,726
                                                                                                   ------------
                                                                                                        919,437
                                                                                                   ------------
   BELGIUM (1.6%)
     Government (1.6%)
       100,000  Belgium Government Bond
                (Euro)                                                      4.750%     09/28/06         123,300
       100,000  Belgium Government Bond
                (Euro)                                                      5.000%     09/28/12         125,568
       405,000  Belgium Government Bond
                (Euro)                                                      7.500%     07/29/08         560,824
                                                                                                   ------------
                                                                                                        809,692
                                                                                                   ------------
   CANADA (1.2%)
     Government (1.2%)
       748,000  Canadian Government Bond
                (Canadian Dollar)                                           6.000%     06/01/11         612,193
                                                                                                   ------------
   DENMARK (1.4%)
     Government (1.4%)
     2,864,000  Denmark Government Bond
                (Danish Krona)                                              5.000%     08/15/05         469,870
     1,400,000  Denmark Government Bond
                (Danish Krona)                                              5.000%     11/15/13         234,084
                                                                                                   ------------
                                                                                                        703,954
                                                                                                   ------------

              See accompanying notes to investments in securities.

                                                                                                         MARKET
PRINCIPAL                                                                  COUPON      MATURITY        VALUE(a)
---------                                                                  ------      --------    ------------
   FINLAND (1.8%)
     Government (1.8%)
       400,000  Finland Government Bond
                (Euro)                                                      3.000%     07/04/08    $    462,112
        60,000  Finland Government Bond
                (Euro)                                                      5.000%     04/25/09          75,655
       280,000  Finland Government Bond
                (Euro)                                                      5.750%     02/23/11         368,573
                                                                                                   ------------
                                                                                                        906,340
                                                                                                   ------------
   FRANCE (3.6%)
     Government (3.6%)
       712,000  France Government Bond
                OAT (Euro)                                                  4.000%     10/25/09         853,158
       790,000  France Government Bond
                OAT (Euro)                                                  4.000%     04/25/13         919,401
                                                                                                   ------------
                                                                                                      1,772,559
                                                                                                   ------------
   GERMANY (1.8%)
     Government (1.8%)
       170,000  Deutsche Bundesrepublik
                (Euro)                                                      5.000%     07/04/11         214,150
       531,000  Deutsche Bundesrepublik
                (Euro)                                                      6.000%     07/04/07         684,272
                                                                                                   ------------
                                                                                                        898,422
                                                                                                   ------------
   IRELAND (1.4%)
     Government (1.4%)
       540,000  Ireland Government Bond
                (Euro)                                                      5.000%     04/18/13         678,070
                                                                                                   ------------
   ITALY (2.4%)
     Government (2.4%)
       447,000  Italy Buoni Poliennali Del
                Tesoro (Euro)                                               5.500%     11/01/10         577,647
       479,001  Italy Buoni Poliennali Del
                Tesoro (Euro)                                               7.750%     11/01/06         639,863
                                                                                                   ------------
                                                                                                      1,217,510
                                                                                                   ------------
   NETHERLANDS (2.5%)
     Government (2.5%)
       990,000  Netherlands Government Bond
                (Euro)                                                      5.750%     02/15/07       1,259,913
                                                                                                   ------------

              See accompanying notes to investments in securities.

                                                                                                         MARKET
PRINCIPAL                                                                  COUPON      MATURITY        VALUE(a)
---------                                                                  ------      --------    ------------
   NEW ZEALAND (3.6%)
     Government (3.6%)
       900,000  New Zealand Government Bond
                (New Zealand Dollar)                                        6.000%     11/15/11    $    542,672
     1,950,000  New Zealand Government Bond
                (New Zealand Dollar)                                        7.000%     07/15/09       1,234,123
                                                                                                   ------------
                                                                                                      1,776,795
                                                                                                   ------------
   NORWAY (1.4%)
     Government (1.4%)
     3,000,000  Norway Government Bond
                (Norwegian Krone)                                           6.000%     05/16/11         462,601
     1,400,000  Norway Government Bond
                (Norwegian Krone)                                           6.500%     05/15/13         225,008
                                                                                                   ------------
                                                                                                        687,609
                                                                                                   ------------
   SPAIN (3.6%)
     Government (3.6%)
       100,000  Spain Government Bond
                (Euro)                                                      4.800%     10/31/06         123,775
       630,000  Spain Government Bond
                (Euro)                                                      5.000%     07/30/12         792,354
       350,000  Spain Government Bond
                (Euro)                                                      6.000%     01/31/08         455,844
       294,000  Spain Government Bond
                (Euro)                                                     10.150%     01/31/06         401,253
                                                                                                   ------------
                                                                                                      1,773,226
                                                                                                   ------------
   SWEDEN (3.7%)
     Government (3.7%)
     7,180,000  Sweden Government Bond
                (Swedish Krona)                                             5.500%     10/08/12       1,002,651
     1,800,000  Sweden Government Bond
                (Swedish Krona)                                             6.500%     05/05/08         259,067
     3,600,000  Swedish Government Bond
                (Swedish Krona)                                             6.750%     05/05/14         551,332
                                                                                                   ------------
                                                                                                      1,813,050
                                                                                                   ------------
   UNITED KINGDOM (1.3%)
     Government (1.3%)
       343,000  United Kingdom Gilt (British
                Sterling Pound)                                             7.500%     12/07/06         624,872
                                                                                                   ------------
Total long-term debt securities (cost: $14,722,734)                                                  17,691,231
                                                                                                   ------------

              See accompanying notes to investments in securities.

                                                                                                         MARKET
SHARES/PRINCIPAL                                                           COUPON      MATURITY        VALUE(a)
----------------                                                           ------      --------    ------------
SHORT-TERM SECURITIES (2.4%)
   900,107    Bankers Trust Institutional Liquid
              Asset Fund, current rate 1.000%                                                      $    900,107
   200,000    U.S. Treasury Bill                                            0.960%     11/20/03         199,733
   100,000    U.S. Treasury Bill                                            0.920%     12/04/03          99,772
                                                                                                   ------------
              Total short-term securities
              (cost: $1,199,676)                                                                      1,199,612
                                                                                                   ------------
              Total investments in securities
              (cost: $46,257,114) (e)                                                              $ 49,467,525
                                                                                                   ============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicted paranthetically.
(d) Equity security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
(e) At September 30, 2003 the cost of securities for federal income tax purposes was $46,274,682. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                $  6,669,976
     Gross unrealized depreciation                                  (3,477,133)
                                                                  ------------
     Net unrealized appreciation                                  $  3,192,843
                                                                  ============

*    American Depository Receipt.

                 See accompanying notes to financial statements.

                                                      Advantus Money Market Fund
                                                       Investments in Securities
                                                              SEPTEMBER 30, 2003

           (Percentages of each investment category relate to total net assets.)

                                                                                               MARKET
PRINCIPAL                                                     RATE        MATURITY           VALUE(a)
---------                                                  ----------    ----------    --------------
COMMERCIAL PAPER (45.5%)
   BASIC MATERIALS (5.9%)
     Agriculture Products (2.9%)
    $ 1,000,000  Archer-Daniels-Midland
                 Company (c)                                    1.100%     02/20/04    $      995,661
                                                                                       --------------
     Chemicals (3.0%)
      1,000,000  E I Du Pont De Nemours
                 and Company                                    1.010%     10/07/03           999,831
                                                                                       --------------
   CONSUMER CYCLICAL (4.4%)
     Hardware and Tools (1.5%)
        500,000  The Stanley Works (c)                          1.060%     12/01/03           499,102
                                                                                       --------------
     Household Products (2.9%)
      1,000,000  Procter & Gamble
                 Company (c)                                    1.020%     11/06/03           998,980
                                                                                       --------------
   CONSUMER STAPLES (9.4%)
     Beverage (2.8%)
        450,000  The Coca-Cola Company                          1.050%     10/03/03           449,974
        500,000  The Coca-Cola Company                          1.030%     12/01/03           499,127
                                                                                       --------------
                                                                                              949,101
                                                                                       --------------
     Food (6.6%)
      1,000,000  Cargill, Inc. (c)                              1.060%     01/23/04           996,643
      1,250,000  Nestle SA (c)                                  1.070%     02/05/04         1,245,282
                                                                                       --------------
                                                                                            2,241,925
                                                                                       --------------
   FINANCIAL (14.7%)
     Banks (1.5%)
        500,000  Citigroup, Inc.                                1.040%     10/14/03           499,812
                                                                                       --------------
     Commercial Finance (2.9%)
      1,000,000  General Electric Capital
                 Corporation                                    1.060%     10/10/03           999,735
                                                                                       --------------
     Consumer Finance (7.4%)
      1,000,000  AIG Sunamerica Global
                 Financing II                                   1.010%     10/27/03           999,271
      1,500,000  American General Finance
                 Corporation                                    1.040%     11/19/03         1,497,877
                                                                                       --------------
                                                                                            2,497,148
                                                                                       --------------
     Finance -- Diversified (2.9%)
      1,000,000  Verizon Net Fund                               1.020%     10/23/03           999,377
                                                                                       --------------

              See accompanying notes to investments in securities.

                                                                                               MARKET
PRINCIPAL                                                     RATE        MATURITY           VALUE(a)
---------                                                  ----------    ----------    --------------
     HEALTH CARE (11.1%)
      Drugs (8.1%)
      $   750,000  Abbott Laboratories (c)                      1.000%     10/16/03    $      749,688
          500,000  Pfizer, Inc.                                 1.020%     10/01/03           500,000
          497,000  Pfizer, Inc. (c)                             1.020%     11/03/03           496,535
        1,000,000  Schering-Plough Corporation                  1.090%     11/17/03           998,577
                                                                                       --------------
                                                                                            2,744,800
                                                                                       --------------
      Health Care -- Diversified (3.0%)
        1,000,000  Johnson & Johnson, Inc. (c)                  0.860%     10/03/03           999,952
                                                                                       --------------
Total commercial paper (cost: $15,425,424)                                                 15,425,424
                                                                                       --------------
U.S. GOVERNMENT OBLIGATIONS (41.5%)
      Federal Home Loan Mortgage
       Corporation (41.5%)
        1,200,000                                               1.010%     11/03/03         1,198,889
          750,000                                               1.045%     12/22/03           748,215
          800,000                                               1.050%     11/13/03           798,997
        1,250,000                                               1.050%     12/11/03         1,247,411
          625,000                                               1.060%     11/05/03           624,356
        1,000,000                                               1.065%     01/26/04           996,539
        1,250,000                                               1.070%     01/05/04         1,246,433
        1,000,000                                               1.075%     02/04/04           996,237
        1,000,000                                               1.080%     12/11/03           997,870
        1,000,000                                               1.080%     01/09/04           997,000
        1,200,000                                               1.080%     02/02/04         1,195,536
        1,000,000                                               1.090%     12/10/03           997,881
        1,000,000                                               1.090%     12/12/03           997,820
        1,000,000                                               1.116%     12/01/03           998,109
                                                                                       --------------
Total U.S. government obligations (cost: $14,041,293)                                      14,041,293
                                                                                       --------------
OTHER SHORT-TERM INVESTMENTS (10.4%)
   FOOD (5.9%)
      $ 2,000,000  HJ Heinz Company
                   144A Issue (b)(d)                            6.561%     11/15/03         2,010,600
   FINANCE-DIVERSIFIED (4.5%)
        1,500,000  Associates Corporation
                   of North America                             5.750%     11/01/03         1,505,623
                                                                                       --------------
Total other short-term investments (cost: $3,516,223)                                       3,516,223
                                                                                       --------------

              See accompanying notes to investments in securities.

                                                                                               MARKET
SHARES                                                                                       VALUE(a)
------                                                                                 --------------
MONEY MARKET FUNDS (2.5%)
          500,386  Federated Money Market Obligation Trust --
                   Prime Obligation Fund, current rate 0.998%                          $      500,386
          341,940  One Group Institutional Prime Money Market Fund,
                   current rate 1.010%                                                        341,940
                                                                                       --------------
                   Total short-term securities
                   (cost: $842,326)                                                           842,326
                                                                                       --------------
                   Total investments in securities
                   (cost: $33,825,266) (e)                                             $   33,825,266
                                                                                       ==============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Floating rate bond.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 19.2% of the Fund's net assets as of September 30, 2003.
(d) Debt security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.
(e) Also represents the cost of securities for federal income tax purposes at September 30, 2003.

                 See accompanying notes to financial statements.

Advantus Mortgage Securities Fund
Investments in Securities
SEPTEMBER 30, 2003

(Percentages of each investment category relate to total net assets.)

                                                                                               MARKET
PRINCIPAL                                                       COUPON     MATURITY          VALUE(a)
---------                                                       ------     --------    --------------
LONG-TERM DEBT SECURITIES (96.4%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (50.5%)
     Federal Home Loan Mortgage Corporation (FHLMC) (6.5%)
      $ 1,681,118                                               5.500%     12/01/17    $    1,746,836
        2,156,323                                               6.000%     09/01/32         2,240,979
          998,855                                               6.500%     03/01/32         1,054,913
        3,960,451                                               6.500%     09/01/32         4,171,059
                                                                                       --------------
                                                                                            9,213,787
                                                                                       --------------
     Federal National Mortgage Association (FNMA) (41.2%)
        2,669,453                                               5.000%     05/01/18         2,748,197
        3,395,209                                               5.000%     06/01/18         3,489,372
        2,127,754                                               5.000%     07/01/18         2,189,826
        5,000,000  (h)                                          5.000%     10/01/33         5,000,000
        3,083,436                                               5.500%     02/01/18         3,204,002
        3,159,580                                               5.500%     04/01/33         3,235,365
          494,778                                               5.500%     05/01/33           506,648
          353,228                                               6.000%     09/01/32           366,672
        5,918,153                                               6.000%     10/01/32         6,143,348
        2,691,635                                               6.000%     11/01/32         2,794,064
        7,014,366                                               6.000%     03/01/33         7,275,305
          952,026                                               6.500%     12/01/31         1,001,395
        1,250,772                                               6.500%     02/01/32         1,313,734
          218,185                                               6.500%     04/01/32           229,171
          404,026                                               6.500%     05/01/32           424,366
        2,674,099                                               6.500%     07/01/32         2,809,698
        3,130,066                                               6.500%     08/01/32         3,291,323
        5,255,797                                               6.500%     09/01/32         5,522,640
          172,350                                               6.500%     10/01/32           179,657
          547,639                                               7.000%     06/01/31           584,405
          208,554                                               7.000%     09/01/31           222,555
          671,620                                               7.000%     11/01/31           715,536
        1,368,627                                               7.000%     02/01/32         1,459,679
        1,069,513                                               7.000%     03/01/32         1,140,669
        2,582,982                                               7.000%     06/01/32         2,754,908
                                                                                       --------------
                                                                                           58,602,535
                                                                                       --------------
     Government National Mortgage Association (GNMA) (1.7%)
               --  (c) (g) (i)                                  6.000%     03/16/42           910,887
               --  (c) (g)                                      9.280%     07/16/40           611,433
          764,642                                               7.875%     05/15/17           858,562
                                                                                       --------------
                                                                                            2,380,882
                                                                                       --------------
     State and Local Government Obligations (.5%)
          708,000  Pleasant Hill California                     7.950%     09/20/15           756,271
                                                                                       --------------

              See accompanying notes to investments in securities.

                                                                                               MARKET
PRINCIPAL                                                       COUPON     MATURITY          VALUE(a)
---------                                                       ------     --------    --------------
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
     Vendee Mortgage Trust (.6%)
       $  559,772  Vendee Mortgage Trust (j)                    7.216%     02/15/25    $      615,791
          233,379  Vendee Mortgage Trust (j)                    7.793%     02/15/25           252,269
                                                                                       --------------
                                                                                              868,060
                                                                                       --------------
Total U.S. government and agencies obligations
 (cost: $71,127,094)                                                                       71,821,535
                                                                                       --------------
   ASSET-BACKED SECURITIES (23.5%)
        1,800,000  Associates Manufactured
                   Housing                                      7.900%     03/15/27         1,902,880
        1,365,000  BankAmerica Manufactured
                   Housing Contract Trust                       7.015%     01/10/28         1,445,398
        2,000,000  BankAmerica Manufactured
                   Housing Contract Trust                       7.800%     10/10/26         2,165,902
        1,200,000  Conseco Finance                              6.981%     06/15/32         1,250,373
        1,600,000  Fortress CBO Investments I,
                   Ltd. -- 144A Issue (b) (d)                   7.850%     07/25/38         1,820,464
        1,690,946  Green Tree Financial
                   Corporation                                  6.400%     10/15/18         1,747,359
        1,124,140  Green Tree Financial
                   Corporation                                  6.850%     10/15/18         1,086,477
          815,492  Green Tree Financial
                   Corporation                                  7.650%     04/15/19           858,029
        1,686,296  Green Tree Financial
                   Corporation                                  8.300%     05/15/19         1,818,045
          506,150  Green Tree Financial
                   Corporation                                  8.300%     11/15/19           542,317
        1,074,747  Green Tree Financial
                   Corporation                                  9.100%     04/15/25         1,110,117
        1,500,000  GRMT Fairbanks Trust -- 144A
                   Issue (c) (d)                                3.220%     06/20/32         1,479,294
        1,339,479  Lehman ABS Manufactured
                   Housing Contract                             5.873%     05/15/22         1,392,948
          332,014  Metropolitan Asset Funding,
                   Inc. -- 144A Issue (e)                       6.980%     05/20/12           339,870
        2,299,208  Mid-State Trust                              7.340%     07/01/35         2,489,570
        2,170,075  Mid-State Trust                              7.400%     07/01/35         2,316,948
          924,291  Mid-State Trust                              7.790%     07/01/35           987,853
        1,069,583  Mid-State Trust                              8.330%     04/01/30         1,174,278
        1,015,379  Oakwood Mortgage Investors, Inc.             7.375%     08/15/27         1,073,464
        1,169,092  Oakwood Mortgage
                   Investors, Inc. -- 144A issue (e)            8.100%     10/15/21         1,231,100
        1,096,764  Vanderbilt Mortgage Finance                  7.070%     12/07/14         1,120,288
          435,198  Vanderbilt Mortgage Finance                  7.525%     07/07/14           446,076
          915,383  Vanderbilt Mortgage Finance                  7.525%     11/07/26           972,072

              See accompanying notes to investments in securities.

                                                                                               MARKET
PRINCIPAL                                                       COUPON     MATURITY          VALUE(a)
---------                                                       ------     --------    --------------
   ASSET-BACKED SECURITIES--CONTINUED
      $ 1,000,000  Vanderbilt Mortgage Finance                  7.955%     12/07/24    $    1,125,262
        1,548,277  Whole Auto Loan Trust -- 144A
                   Issue (d)                                    6.000%     04/15/09         1,544,629
                                                                                       --------------
Total asset-backed securities (cost: $32,547,682)                                          33,441,013
                                                                                       --------------
   OTHER MORTGAGE-BACKED SECURITIES (21.5%)
     Collateralized Mortgage Obligations/Mortgage
      Revenue Bonds (14.3%)
        1,158,982  ABN Amro Mortgage
                   Corporation (b) (c)                          6.920%     11/25/31         1,164,704
           50,995  Banco Hipotecario
                   Nacional -- 144A Issue (b) (d) (f) (i)       2.560%     03/25/11            13,769
          377,746  Banco Hipotecario
                   Nacional -- 144A Issue (b) (d) (f) (i)       7.540%     05/31/17           113,324
          110,029  Banco Hipotecario
                   Nacional -- 144A Issue (b) (d) (f) (i)       7.916%     07/25/09            35,209
        1,040,713  Bear Stearns Mortgage
                   Securities, Inc.                             8.000%     11/25/29         1,137,741
        1,269,641  BlackRock Capital Finance
                   LP -- 144A Issue (e)                         7.750%     09/25/26         1,386,273
          350,873  Chase Mortgage Finance
                   Corporation                                  6.750%     11/25/24           350,593
          359,673  Chase Mortgage Finance
                   Corporation                                  6.750%     02/25/25           359,416
          169,640  Chase Mortgage Finance
                   Corporation -- 144A Issue (c) (e)            6.618%     03/28/25           169,614
        1,174,259  Chase Mortgage Finance
                   Corporation -- 144A Issue (e)                6.750%     09/25/31         1,190,772
          501,154  Citicorp Mortgage Securities,
                   Inc. -- 144A Issue (c) (e)                   6.394%     09/25/14           528,099
          557,073  Citicorp Mortgage Securities,
                   Inc. -- 144A Issue (e)                       7.250%     08/25/27           556,662
           94,542  Collateralized Mortgage
                   Obligation Trust                             5.000%     07/01/18            94,811
          130,317  Countrywide Funding
                   Corporation                                  6.625%     02/25/24           130,214
          241,884  DLJ Mortgage Acceptance
                   Corporation                                  6.750%     01/25/24           245,634
          372,592  EF Hutton Trust II                           9.950%     10/20/18           373,656
          274,282  First Union Residential
                   Securitization Trans, Inc. (c)               6.886%     09/25/26           278,990
          400,876  Franchise Finance
                   Corporation of America -- 144A
                   Issue (d)                                    7.800%     07/25/11           428,385

              See accompanying notes to investments in securities.

                                                                                               MARKET
PRINCIPAL                                                       COUPON     MATURITY          VALUE(a)
---------                                                       ------     --------    --------------
   OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
       $1,250,000  Franchise Finance
                   Corporation of America -- 144A
                   Issue (e)                                    8.910%     06/25/14    $    1,342,745
          530,123  GE Capital Mortgage
                   Services, Inc.                               6.250%     04/25/14           532,402
        1,339,657  JP Morgan Residential
                   Mortgage Acceptance
                   Corporation -- 144A Issue (e)                5.250%     08/28/30         1,336,371
          593,049  Norwest Asset Securities
                   Corporation                                  6.250%     04/25/14           592,616
        1,000,282  Norwest Asset Securities
                   Corporation                                  6.750%     08/25/29         1,003,887
           24,369  Paine Webber Mortgage
                   Acceptance
                   Corporation -- 144A Issue (e)                6.460%     04/29/24            24,369
           41,623  Paine Webber Mortgage
                   Acceptance Corporation (c)                   6.816%     02/25/24            41,568
          404,825  Paine Webber Mortgage
                   Acceptance Corporation                       8.125%     07/25/09           404,380
          287,014  Prudential Home Mortgage
                   Securities                                   6.050%     04/25/24           286,808
          220,722  Prudential Home Mortgage
                   Securities -- 144A Issue (c) (e)             6.759%     09/28/08           220,791
          244,111  Prudential Home Mortgage
                   Securities -- 144A Issue (c) (d)             6.591%     04/28/24           245,596
          161,380  Prudential Home Mortgage
                   Securities -- 144A Issue (c) (e)             7.377%     09/28/24           161,380
          124,259  Residential Funding
                   Mortgage Securities                          6.500%     11/25/23           129,974
          306,540  Residential Funding
                   Mortgage Securities                          6.500%     03/25/24           313,938
          552,899  Residential Funding
                   Mortgage Securities                          6.500%     12/25/28           552,457
          375,251  Residential Funding
                   Mortgage Securities                          7.000%     05/25/12           374,982
        1,078,134  Residential Funding
                   Mortgage Securities                          7.000%     10/25/27         1,077,369
          618,001  Residential Funding
                   Mortgage Securities                          7.000%     08/25/29           617,511
          226,885  Residential Funding
                   Mortgage Securities                          7.250%     07/25/11           229,948
           61,514  Securitized Asset Sales,
                   Inc. -- 144A Issue (c) (e)                   6.095%     11/28/23            61,431
        1,520,073  Sequoia Mortgage Funding
                   Company -- 144A Issue (e)                    6.380%     08/28/31         1,520,491

              See accompanying notes to investments in securities.

                                                                                               MARKET
PRINCIPAL                                                    COUPON       MATURITY           VALUE(a)
---------                                                  ----------    ----------    --------------
   OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
      $   690,395  Structured Asset Mortgage
                   Investments, Inc.                            6.750%     04/30/30    $      692,309
                                                                                       --------------
                                                                                           20,321,189
                                                                                       --------------
     Non-Agency Commercial Mortgage-Backed Securities (7.2%)
          194,844  277 Park Avenue Finance
                   Corporation -- 144A Issue (e)                7.580%     05/12/12           220,163
        1,700,000  277 Park Avenue Finance
                   Corporation -- 144A Issue (e)                7.680%     05/12/12         1,959,355
               --  Asset Securitization
                   Corporation (c) (g)                          9.150%     01/13/15           991,301
               --  Asset Securitization
                   Corporation (c) (g)                          9.266%     04/14/29           776,233
               --  Asset Securitization
                   Corporation -- 144A
                   Issue (c) (e) (g)                            9.000%     10/13/26           643,498
        1,500,000  FFCA Secured Lending
                   Corporation (c)                              2.220%     02/18/22         1,328,642
        1,000,000  FFCA Secured Lending
                   Corporation (c)                              2.470%     02/18/22           884,856
           34,239  FFCA Secured Lending
                   Corporation -- 144A Issue (d)                7.450%     02/18/22            34,409
          590,299  GMAC Commercial Mortgage
                   Securities (d) (i)                           5.940%     07/01/13           592,328
        2,450,000  Paine Webber Mortgage
                   Acceptance Corporation -- 144A
                   Issue (e)                                    7.655%     01/02/12         2,803,139
                                                                                       --------------
                                                                                           10,233,924
                                                                                       --------------
Total other mortgage-backed securities (cost: $30,127,473)                                 30,555,113
                                                                                       --------------
CORPORATE OBLIGATIONS (.9%)
   HEALTH CARE (.9%)
     Managed Care (.9%)
          500,000  Covenant Retirement
                   Communities, Inc. (c)                        6.750%     06/01/04           505,075
          750,000  Covenant Retirement
                   Communities, Inc. (c)                        7.000%     06/01/06           801,730
                                                                                       --------------
Total corporate obligations (cost: $1,250,000)                                              1,306,805
                                                                                       --------------
Total long-term debt securities (cost: $135,052,249)                                      137,124,466
                                                                                       --------------

              See accompanying notes to investments in securities.

                                                                                               MARKET
SHARES                                                                                       VALUE(a)
------                                                                                 --------------
SHORT-TERM SECURITIES (6.2%)
        4,190,743  American AAdvantage Money Market Fund,
                   current rate 0.970%                                                 $    4,190,743
        4,665,824  One Group Institutional Prime Money Market Fund,
                   current rate 1.010%                                                      4,665,824
                                                                                       --------------
                   Total short-term securities
                   (cost: $8,856,567)                                                       8,856,567
                                                                                       --------------
                   Total investments in securities
                   (cost: $143,908,816) (k)                                            $  145,981,033
                                                                                       ==============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 2.3% of net assets in foreign securities at September 30, 2003.
(c) Floating rate bond. The rate disclosed represents the rate in effect at September 30, 2003.
(d) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at September 30, 2003, which includes acquisition date and cost, is as follows:

                                                           ACQUISITION
     SECURITY:                                                 DATE             COST
     ---------                                             -----------     --------------
     Fortress CBO Investments I, Ltd.-- 144A Issue*            various     $    1,545,117
     Whole Auto Loan Trust -- 144A Issue*                      various          1,537,365
     Banco Hipotecario Nacional -- 144A Issue*                09/06/02              5,543
     Banco Hipotecario Nacional -- 144A Issue*                05/18/00            319,234
     Banco Hipotecario Nacional -- 144A Issue*                 various            140,395
     GRMT Fairbanks Trust -- 144A Issue*                       7/15/03          1,463,595
     Prudential Home Mortgage Securities -- 144A Issue*       08/24/00            227,682
     FFCA Secured Lending Corporation -- 144A Issue*          11/26/02             34,796
     Franchise Finance Corporation of America -- 144A
     Issue*                                                    9/07/01            411,163
     GMAC Commercial Mortgage Securities                       various            568,574
                                                                           --------------
                                                                           $    6,253,464
                                                                           ==============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors. In aggregate such securities represent 11.0% of the Fund's net assets as of September 30, 2003.
(f) Security is in default. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

              See accompanying notes to investments in securities.

(g) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(h) At September 30, 2003 the total cost of investments purchased on a when-issued or forward commitment basis is $4,907,032.
(i) This security is being fair-valued according to procedures approved by the Board of Directors.
(j) Represents a debt security with a weighted average net pass-through rate which varies based on the interest rates of the securities in the pool of underlying collateral. The rate disclosed is the rate in effect at September 30, 2003.
(k) At September, 2003 the cost of securities for federal income tax purposes was $143,908,959. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                 $   3,291,142
     Gross unrealized depreciation                                    (1,219,068)
                                                                   -------------
     Net unrealized appreciation                                   $   2,072,074
                                                                   =============

                 See accompanying notes to financial statements.

                                                          Advantus Spectrum Fund
                                                       Investments in Securities
                                                              SEPTEMBER 30, 2003

           (Percentages of each investment category relate to total net assets.)

                                                                                   MARKET
SHARES                                                                           VALUE(a)
------                                                                       ------------
COMMON STOCK (72.6%)
   BASIC MATERIALS (5.0%)
     Aluminum (1.1%)
     20,900   Alcoa, Inc.                                                    $    546,744
                                                                             ------------
     Chemicals (2.7%)
     13,600   Air Products and Chemicals, Inc.                                    613,360
      9,600   El Du Pont de Nemours & Company                                     384,096
     11,700   The Dow Chemical Company                                            380,718
                                                                             ------------
                                                                                1,378,174
                                                                             ------------
     Paper and Forest (1.2%)
     10,000   Weyerhaeuser Company                                                584,500
                                                                             ------------
   CAPITAL GOODS (7.9%)
     Aerospace/Defense (1.4%)
     15,000   Lockheed Martin Corporation                                         692,250
                                                                             ------------
     Electrical Equipment (2.5%)
      5,800   Emerson Electric Company                                            305,370
     31,056   General Electric Company                                            925,779
                                                                             ------------
                                                                                1,231,149
                                                                             ------------
     Machinery (2.3%)
      9,900   Cooper Cameron Corporation (b)                                      457,479
     12,900   Ingersoll-Rand Company (c)                                          689,376
                                                                             ------------
                                                                                1,146,855
                                                                             ------------
     Manufacturing (1.7%)
      5,000   3M Company                                                          345,350
     11,000   Sealed Air Corporation (b)                                          519,530
                                                                             ------------
                                                                                  864,880
                                                                             ------------
   COMMUNICATION SERVICES (1.6%)
     Telecommunication (.9%)
     30,000   Nokia OYJ ADR* (c)                                                  468,000
                                                                             ------------
     Telephone (.7%)
     15,800   BellSouth Corporation                                               374,144
                                                                             ------------
   CONSUMER CYCLICAL (6.0%)
     Auto (1.1%)
      6,100   Eaton Corporation                                                   540,582
                                                                             ------------
     Leisure (1.1%)
     20,900   Brunswick Corporation                                               536,712
                                                                             ------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                           VALUE(a)
------                                                                       ------------
   CONSUMER CYCLICAL--CONTINUED
     Publishing (1.2%)
      7,000   New York Times Company                                         $    304,220
      6,700   Tribune Company                                                     307,530
                                                                             ------------
                                                                                  611,750
                                                                             ------------
     Retail (2.6%)
     17,500   Costco Wholesale Corporation (b)                                    543,900
     14,000   Kohl's Corporation (b)                                              749,000
                                                                             ------------
                                                                                1,292,900
                                                                             ------------
   CONSUMER STAPLES (9.0%)
     Beverage (1.6%)
      6,700   PepsiCo, Inc.                                                       307,061
     11,400   The Coca-Cola Company                                               489,744
                                                                             ------------
                                                                                  796,805
                                                                             ------------
     Broadcasting (1.7%)
     18,000   Clear Channel Communications, Inc.                                  689,400
      5,467   Comcast Corporation (b)                                             168,821
                                                                             ------------
                                                                                  858,221
                                                                             ------------
     Entertainment (1.1%)
     26,500   Walt Disney Company                                                 534,505
                                                                             ------------
     Food (1.3%)
     31,100   ConAgra Foods, Inc.                                                 660,564
                                                                             ------------
     Household Products (1.4%)
     15,500   Clorox Company                                                      710,985
                                                                             ------------
     Personal Care (1.1%)
     16,100   The Estee Lauder Companies, Inc.                                    549,010
                                                                             ------------
     Service (.8%)
     10,500   Manpower, Inc.                                                      389,550
                                                                             ------------
   ENERGY (2.1%)
     Oil & Gas (2.1%)
     13,656   Nabors Industries, Ltd. (b) (c)                                     508,823
      5,500   Schlumberger, Ltd.                                                  266,200
      8,200   Smith International, Inc. (b)                                       295,036
                                                                             ------------
                                                                                1,070,059
                                                                             ------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                           VALUE(a)
------                                                                       ------------
   FINANCIAL (14.6%)
     Banks (4.3%)
      6,000   Bank of America Corporation                                    $    468,240
      8,600   Charter One Financial, Inc.                                         263,160
     28,200   U.S. Bancorp                                                        676,518
      9,900   Wells Fargo & Company                                               509,850
      3,700   Zions Bancorporation                                                206,645
                                                                             ------------
                                                                                2,124,413
                                                                             ------------
     Consumer Finance (1.4%)
     15,500   American Express Company                                            698,430
                                                                             ------------
     Insurance (4.4%)
        200   Berkshire Hathaway, Inc. (b)                                        499,200
     12,800   Chubb Corporation                                                   830,464
      7,000   Hartford Financial Services Group, Inc.                             368,410
     14,700   Lincoln National Corporation                                        520,086
                                                                             ------------
                                                                                2,218,160
                                                                             ------------
     Investment Bankers/Brokers (3.8%)
     15,000   Citigroup, Inc.                                                     682,650
      2,600   Goldman Sachs Group, Inc.                                           218,140
      7,100   Merrill Lynch & Company, Inc.                                       380,063
     12,500   Morgan Stanley                                                      630,750
                                                                             ------------
                                                                                1,911,603
                                                                             ------------
     Real Estate Investment Trust -- Warehouse/Industrial (.7%)
     10,900   Prologis                                                            329,725
                                                                             ------------
   HEALTH CARE (9.5%)
     Biotechnology (1.2%)
      8,900   Amgen, Inc. (b)                                                     574,673
                                                                             ------------
     Drugs (3.2%)
     34,725   Pfizer, Inc.                                                      1,054,946
     12,300   Wyeth                                                               567,030
                                                                             ------------
                                                                                1,621,976
                                                                             ------------
     Health Care -- Diversified (2.2%)
     14,100   Abbott Laboratories                                                 599,955
     10,000   Johnson & Johnson                                                   495,200
                                                                             ------------
                                                                                1,095,155
                                                                             ------------
     Medical Products/Supplies (2.9%)
     21,800   Biomet, Inc.                                                        732,698
     14,900   Medtronic, Inc.                                                     699,108
                                                                             ------------
                                                                                1,431,806
                                                                             ------------

              See accompanying notes to investments in securities.

                                                                                   MARKET
SHARES                                                                           VALUE(a)
------                                                                       ------------
   TECHNOLOGY (13.6%)
     Computer Hardware (1.2%)
     17,060   Dell, Inc. (b)                                                 $    569,633
                                                                             ------------
     Computer Networking (.9%)
     23,185   Cisco Systems, Inc. (b)                                             453,035
                                                                             ------------
     Computer Peripherals (1.4%)
     56,700   EMC Corporation (b)                                                 716,121
                                                                             ------------
     Computer Services & Software (3.7%)
     41,576   Microsoft Corporation (b)                                         1,155,397
     21,900   SAP AG ADR* (c)                                                     665,979
                                                                             ------------
                                                                                1,821,376
                                                                             ------------
     Electrical Semiconductor (4.7%)
     16,200   Analog Devices, Inc. (b)                                            615,924
     20,000   Applied Materials, Inc. (b)                                         362,800
     26,800   Intel Corporation                                                   737,268
     28,186   Texas Instruments, Inc.                                             642,641
                                                                             ------------
                                                                                2,358,633
                                                                             ------------
     Electronics -- Computer Distribution (.7%)
      7,300   WW Grainger, Inc.                                                   347,115
                                                                             ------------
     Technology (1.0%)
     30,300   Check Point Software Technologies (b) (c)                           509,040
                                                                             ------------
   UTILITIES (3.3%)
     Electric Companies (3.3%)
      8,800   Dominion Resources, Inc.                                            544,720
      9,300   Exelon Corporation                                                  590,550
     16,900   The Southern Company                                                495,508
                                                                             ------------
                                                                                1,630,778
                                                                             ------------
Total common stock (cost: $32,751,741)                                         36,250,011
                                                                             ------------

              See accompanying notes to investments in securities.

                                                                                                    MARKET
PRINCIPAL                                                         COUPON          MATURITY        VALUE(a)
---------                                                         ------          --------     -----------
LONG-TERM DEBT SECURITIES (26.2%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (16.2%)
     Federal National Mortgage Association (FNMA) (11.7%)
     $ 879,255                                                    5.000%          01/01/18     $   900,518
       421,763                                                    5.500%          04/01/18         436,637
       671,569                                                    5.500%          05/01/33         685,525
       326,860                                                    5.500%          06/01/33         333,653
       407,539                                                    6.000%          09/01/17         428,642
       704,489                                                    6.000%          09/01/32         727,067
       194,442                                                    6.437%          01/01/08         214,891
       182,756                                                    6.500%          10/01/28         193,018
       120,548                                                    6.500%          02/01/29         127,317
       250,341                                                    6.500%          02/01/32         262,942
        52,569                                                    6.500%          03/01/32          54,798
       144,996                                                    6.500%          09/01/32         152,445
        57,932                                                    7.000%          09/01/31          61,821
       295,513                                                    7.000%          11/01/31         314,836
       435,844                                                    7.000%          02/01/32         464,839
       148,719                                                    7.000%          03/01/32         158,614
        93,562                                                    7.000%          06/01/32          99,790
       233,849                                                    7.000%          07/01/32         249,419
                                                                                               -----------
                                                                                                 5,866,772
                                                                                               -----------
     Government National Mortgage Association (GNMA) (.6%)
       287,767                                                    7.375%          11/15/11         315,268
                                                                                               -----------
     U.S. Treasury (3.9%)
       250,000  Bond                                              7.500%          11/15/16         326,348
       400,000  Note                                              3.000%          02/15/08         406,906
       250,000  Note                                              3.625%          05/15/13         245,381
       550,000  Note                                              3.875%          02/15/13         549,742
       400,000  Note                                              4.250%          08/15/13         410,047
                                                                                               -----------
                                                                                                 1,938,424
                                                                                               -----------
Total U.S. government and agencies obligations (cost: $7,984,410)                                8,120,464
                                                                                               -----------
CORPORATE OBLIGATIONS (10.0%)
   BASIC MATERIALS (2.2%)
     Agriculture Products (1.4%)
       450,000  Archer-Daniels-Midland Company                    7.000%          02/01/31         527,691
       150,000  Cargill, Inc.-- 144A Issue (f)                    6.375%          06/01/12         168,377
                                                                                               -----------
                                                                                                   696,068
                                                                                               -----------
     Construction (.8%)
       350,000  Vulcan Materials Company                          6.400%          02/01/06         384,836
                                                                                               -----------

              See accompanying notes to investments in securities.

                                                                                                    MARKET
PRINCIPAL                                                         COUPON          MATURITY        VALUE(a)
---------                                                         ------          --------     -----------
   CONSUMER CYCLICAL (.3%)
     Service (.3%)
     $ 150,000  PHH Corporation                                   7.125%          03/01/13     $   167,711
                                                                                               -----------
   CONSUMER STAPLES (1.2%)
     Beverage (.2%)
       100,000  Diageo Capital PLC (c)                            3.500%          11/19/07         101,792
                                                                                               -----------
     Broadcasting (.8%)
       400,000  Clear Channel Communications, Inc.                4.250%          05/15/09         404,730
                                                                                               -----------
     Food (.2%)
       100,000  Unilever Capital Corporation                      5.900%          11/15/32         102,001
                                                                                               -----------
   FINANCIAL (4.8%)
     Auto Finance (.2%)
       100,000  General Motors Acceptance Corporation             6.125%          08/28/07         105,727
                                                                                               -----------
     Collateralized Mortgage Obligations/Mortgage Revenue
       Bonds (.5%)
        11,816  Banco Hipotecario
                Nacional -- 144A
                Issue (c) (e) (g)                                 7.916%          07/25/09           3,781
       261,427  Banco Hipotecario
                Nacional -- 144A
                Issue (c) (e) (g)                                 8.000%          03/31/11          70,585
        86,071  Chase Mortgage Finance
                Corporation -- 144A
                Issue (d) (f)                                     6.618%          03/28/25          86,058
         8,221  Prudential Home Mortgage
                Securities -- 144A
                Issue (d) (f)                                     6.627%          04/28/24           8,220
        57,287  Residential Funding Mortgage
                Securities                                        7.000%          10/25/23          57,247
                                                                                               -----------
                                                                                                   225,891
                                                                                               -----------
     Commercial Mortgage-Backed Securities (.6%)
       250,000  First Union-Lehman
                Brothers-- Bank of America                        6.560%          11/18/35         283,268
                                                                                               -----------
     Finance Diversified (1.0%)
       500,000  General Electric Capital Corporation              2.850%          01/30/06         510,034
                                                                                               -----------

              See accompanying notes to investments in securities.

                                                                                                    MARKET
PRINCIPAL                                                         COUPON          MATURITY        VALUE(a)
---------                                                         ------          --------    ------------
   FINANCIAL--CONTINUED
     Insurance (1.8%)
     $ 200,000  ASIF Global Financing -- 144A
                Issue (f)                                         3.850%          11/26/07    $    204,983
       400,000  Prudential Funding
                LLC-- 144A Issue (f)                              6.600%          05/15/08         453,742
       200,000  Stancorp Financial Group, Inc.                    6.875%          10/01/12         222,306
                                                                                              ------------
                                                                                                   881,031
                                                                                              ------------
     Real Estate Investment Trust (.7%)
       350,000  Vornado Realty Trust                              5.625%          06/15/07         373,475
                                                                                              ------------
   UTILITIES (1.5%)
     Electric Companies (1.5%)
       450,000  Dominion Resources, Inc.                          7.625%          07/15/05         493,907
       200,000  Hydro Quebec (c)                                  8.000%          02/01/13         254,758
                                                                                              ------------
                                                                                                   748,665
                                                                                              ------------
Total corporate obligations (cost: $4,824,957)                                                   4,985,229
                                                                                              ------------
Total long-term debt securities (cost: $12,809,367)                                             13,105,693
                                                                                              ------------

SHARES
------
SHORT-TERM SECURITIES (1.1%)
       533,189  Federated Money Market Obligation Trust -- Prime Obligation Fund,
                current rate 0.998%                                                                533,189
                                                                                              ------------
                Total short-term securities
                (cost: $533,189)                                                                   533,189
                                                                                              ------------
                Total investments in securities
                (cost: $46,094,297) (h)                                                       $ 49,888,893
                                                                                              ============

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Fund held 6.6% of net assets in foreign securities at September 30, 2003.
(d) Floating rate bond. The rate disclosed represents the rate in effect at September 30, 2003.
(e) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at September 30, 2003, which includes acquisition date and cost, is as follows:

                                                     ACQUISITION
     SECURITY:                                          DATE            COST
     ---------                                       -----------     -----------
     Banco Hipotecario Nacional 144A Issue*           04/01/99       $    15,136
     Banco Hipotecario Nacional 144A Issue*           03/07/00           223,694
                                                                     -----------
                                                                     $   238,830
                                                                     ===========

     * A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(g) Security is in default. Income is not being accrued on this security and any payments received are treated as a reduction of principal. This security is being fair-valued according to procedures approved by the Board of Directors. In aggregate such securities represent 1.8% of the Fund's net assets as of September 30, 2003.

(h) At September 30, 2003 the cost of securities for federal income tax purposes was $46,291,890. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                   $ 4,267,301
     Gross unrealized depreciation                                      (670,298)
                                                                     -----------
     Net unrealized appreciation                                     $ 3,597,003
                                                                     ===========

*    American Depository Receipt.

              See accompanying notes to investments in securities.

                       This Page Intentionally Left Blank

Advantus Fixed Income and Blended Funds
Statements of Assets and Liabilities

                           ASSETS
Investments in securities, at market value - see accompanying schedule for detailed listing*
Cash in bank on demand deposit
Foreign currency on deposit (identified cost: $137,282)
Receivable for Fund shares sold
Receivable for investment securities sold (including paydowns)
Dividends and accrued interest receivable
Receivable for refundable foreign income taxes withheld
Receivable from Adviser

      Total Assets

                         LIABILITIES
Bank overdraft
Payable for Fund shares repurchased
Payable for investment securities purchased
Dividends payable to shareholders
Payable to Adviser
Accrued expenses

      Total Liabilities

Net assets applicable to outstanding capital stock

Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of $.01 par value
  Additional paid-in capital
  Undistributed (distributions in excess of) net investment income
  Accumulated net realized gains (losses) from investments
   and foreign currency transactions
  Unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies

      Total - representing net assets applicable to outstanding capital stock

Net assets applicable to outstanding Class A shares

Net assets applicable to outstanding Class B shares

Net assets applicable to outstanding Class C shares

Net asset value per share:
   Class A

   Class B

   Class C


Shares outstanding:
   Class A

   Class B

   Class C

* Identified cost

                 See accompanying notes to financial statements.

                                                              SEPTEMBER 30, 2003

                                                                                                        INTERNATIONAL
                                                                                         BOND             BALANCED
                                                                                         FUND              FUND
                                                                                    ---------------    ---------------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*                                                    $    23,477,370    $    49,467,525
Cash in bank on demand deposit                                                                3,665              7,836
Foreign currency on deposit (identified cost: $137,282)                                           -            141,744
Receivable for Fund shares sold                                                             279,880              3,485
Receivable for investment securities sold (including paydowns)                               65,611            107,316
Dividends and accrued interest receivable                                                   203,992            477,387
Receivable for refundable foreign income taxes withheld                                           -             18,745
Receivable from Adviser                                                                           -                  -
                                                                                    ---------------    ---------------
      Total Assets                                                                       24,030,518         50,224,038
                                                                                    ---------------    ---------------
                         LIABILITIES
Bank overdraft                                                                                    -                  -
Payable for Fund shares repurchased                                                           3,807            343,114
Payable for investment securities purchased                                                 245,838            212,862
Dividends payable to shareholders                                                            24,023                  -
Payable to Adviser                                                                            4,660             66,992
Accrued expenses                                                                             50,860             60,899
                                                                                    ---------------    ---------------
      Total Liabilities                                                                     329,188            683,867
                                                                                    ---------------    ---------------
Net assets applicable to outstanding capital stock                                  $    23,701,330    $    49,540,171
                                                                                    ===============    ===============
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value                                                   $        22,086    $        43,820
  Additional paid-in capital                                                             23,419,943         47,229,773
  Undistributed (distributions in excess of) net investment income                          (11,589)           638,747
  Accumulated net realized gains (losses) from investments
   and foreign currency transactions                                                       (509,463)        (1,608,607)
  Unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies                                             780,353          3,236,438
                                                                                    ---------------    ---------------
      Total - representing net assets applicable to outstanding capital stock       $    23,701,330    $    49,540,171
                                                                                    ===============    ===============
Net assets applicable to outstanding Class A shares                                 $    17,767,510    $    45,741,925
                                                                                    ===============    ===============
Net assets applicable to outstanding Class B shares                                 $     4,834,321    $     2,955,562
                                                                                    ===============    ===============
Net assets applicable to outstanding Class C shares                                 $     1,099,499    $       842,684
                                                                                    ===============    ===============
Net asset value per share:
   Class A                                                                          $         10.73    $         11.33
                                                                                    ===============    ===============
   Class B                                                                          $         10.75    $         11.03
                                                                                    ===============    ===============
   Class C                                                                          $         10.70    $         11.04
                                                                                    ===============    ===============

Shares outstanding:
   Class A                                                                                1,656,183          4,037,772
                                                                                    ===============    ===============
   Class B                                                                                  449,716            267,886
                                                                                    ===============    ===============
   Class C                                                                                  102,710             76,315
                                                                                    ===============    ===============
* Identified cost                                                                   $    22,697,017    $    46,257,114

                                                                                        MONEY             MORTGAGE
                                                                                        MARKET           SECURITIES
                                                                                         FUND               FUND
                                                                                    ---------------    ---------------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*                                                    $    33,825,266    $   145,981,033
Cash in bank on demand deposit                                                                  608                  -
Foreign currency on deposit (identified cost: $137,282)                                           -                  -
Receivable for Fund shares sold                                                              64,470            699,606
Receivable for investment securities sold (including paydowns)                                    -          1,445,983
Dividends and accrued interest receivable                                                   153,171            700,550
Receivable for refundable foreign income taxes withheld                                           -                  -
Receivable from Adviser                                                                       2,301                  -
                                                                                    ---------------    ---------------
      Total Assets                                                                       34,045,816        148,827,172
                                                                                    ---------------    ---------------
                         LIABILITIES
Bank overdraft                                                                                    -             84,751
Payable for Fund shares repurchased                                                         123,314            330,238
Payable for investment securities purchased                                                       -          5,900,105
Dividends payable to shareholders                                                               110            136,695
Payable to Adviser                                                                                -             27,976
Accrued expenses                                                                             66,276             49,418
                                                                                    ---------------    ---------------
      Total Liabilities                                                                     189,700          6,529,183
                                                                                    ---------------    ---------------
Net assets applicable to outstanding capital stock                                  $    33,856,116    $   142,297,989
                                                                                    ===============    ===============
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value                                                   $       338,551    $       129,644
  Additional paid-in capital                                                             33,516,506        139,661,313
  Undistributed (distributions in excess of) net investment income                            1,059              4,253
  Accumulated net realized gains (losses) from investments
   and foreign currency transactions                                                              -            430,562
  Unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies                                                   -          2,072,217
                                                                                    ---------------    ---------------
      Total - representing net assets applicable to outstanding capital stock       $    33,856,116    $   142,297,989
                                                                                    ===============    ===============
Net assets applicable to outstanding Class A shares                                 $    33,856,116    $    91,283,354
                                                                                    ===============    ===============
Net assets applicable to outstanding Class B shares                                 $             -    $    36,401,482
                                                                                    ===============    ===============
Net assets applicable to outstanding Class C shares                                 $             -    $    14,613,153
                                                                                    ===============    ===============
Net asset value per share:
   Class A                                                                          $          1.00    $         10.97
                                                                                    ===============    ===============
   Class B                                                                          $             -    $         10.99
                                                                                    ===============    ===============
   Class C                                                                          $             -    $         10.98
                                                                                    ===============    ===============

Shares outstanding:
   Class A                                                                               33,855,057          8,320,560
                                                                                    ===============    ===============
   Class B                                                                                        -          3,312,358
                                                                                    ===============    ===============
   Class C                                                                                        -          1,331,477
                                                                                    ===============    ===============
* Identified cost                                                                   $    33,825,266    $   143,908,816

                                                                                       SPECTRUM
                                                                                         FUND
                                                                                    ---------------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*                                                    $    49,888,893
Cash in bank on demand deposit                                                                3,128
Foreign currency on deposit (identified cost: $137,282)                                           -
Receivable for Fund shares sold                                                               4,772
Receivable for investment securities sold (including paydowns)                               50,426
Dividends and accrued interest receivable                                                   142,435
Receivable for refundable foreign income taxes withheld                                           -
Receivable from Adviser                                                                       2,415
                                                                                    ---------------
      Total Assets                                                                       50,092,069
                                                                                    ---------------
                         LIABILITIES
Bank overdraft                                                                                    -
Payable for Fund shares repurchased                                                          69,300
Payable for investment securities purchased                                                       -
Dividends payable to shareholders                                                                 -
Payable to Adviser                                                                                -
Accrued expenses                                                                             90,768
                                                                                    ---------------
      Total Liabilities                                                                     160,068
                                                                                    ---------------
Net assets applicable to outstanding capital stock                                  $    49,932,001
                                                                                    ===============
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value                                                   $        41,079
  Additional paid-in capital                                                             58,969,135
  Undistributed (distributions in excess of) net investment income                           30,984
  Accumulated net realized gains (losses) from investments
   and foreign currency transactions                                                    (12,903,793)
  Unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies                                           3,794,596
                                                                                    ---------------
      Total - representing net assets applicable to outstanding capital stock       $    49,932,001
                                                                                    ===============
Net assets applicable to outstanding Class A shares                                 $    37,818,641
                                                                                    ===============
Net assets applicable to outstanding Class B shares                                 $     9,965,525
                                                                                    ===============
Net assets applicable to outstanding Class C shares                                 $     2,147,835
                                                                                    ===============
Net asset value per share:
   Class A                                                                          $         12.18
                                                                                    ===============
   Class B                                                                          $         12.10
                                                                                    ===============
   Class C                                                                          $         12.01
                                                                                    ===============

Shares outstanding:
   Class A                                                                                3,105,442
                                                                                    ===============
   Class B                                                                                  823,580
                                                                                    ===============
   Class C                                                                                  178,873
                                                                                    ===============
* Identified cost                                                                   $    46,094,297

Statements of Operations

Investment Income:
   Interest
   Dividends (net of foreign withholding taxes of $98,509 for
    International Balanced Fund)
   Income from securities lending activities
   Commission reimbursement income (note 8)

      Total investment income

Expenses (note 4):
   Investment advisory fee
   Rule 12b-1 fees - Class A
   Rule 12b-1 fees - Class B
   Rule 12b-1 fees - Class C
   Administrative services fee
   Transfer agent and shareholder service fee
   Custodian fees
   Audit and accounting services
   Legal fees
   Registration fees
   Printing and shareholder reports
   Directors' fees
   Insurance
   Other

      Total expenses
   Less fees and expenses waived or absorbed by Adviser and Distributor:
    Class A Rule 12b-1 fees
    Other waived fees

      Total net expenses

      Investment income - net

Realized and unrealized gains (losses) on investments and foreign currencies:
    Net realized gains (losses) from:
     Investments (note 3)
     Foreign currency transactions
     Net increase from payments by affiliates (note 4)
    Net change in unrealized appreciation or depreciation on:
     Investments
     Translation of assets and liabilities in foreign currency

       Net gains (losses) on investments

Net increase (decrease) in net assets resulting from operations

                 See accompanying notes to financial statements.

                                                   YEAR ENDED SEPTEMBER 30, 2003

                                                                                                INTERNATIONAL      MONEY
                                                                                    BOND          BALANCED         MARKET
                                                                                    FUND            FUND            FUND
                                                                                ------------    -------------   ------------
Investment Income:
   Interest                                                                     $  1,339,343    $     824,175   $    535,178
   Dividends (net of foreign withholding taxes of $98,509 for
    International Balanced Fund)                                                           -          801,134              -
   Income from securities lending activities                                           1,044           28,294              -
   Commission reimbursement income (note 8)                                                -            3,957              -
                                                                                ------------    -------------   ------------
      Total investment income                                                      1,340,387        1,657,560        535,178
                                                                                ------------    -------------   ------------
Expenses (note 4):
   Investment advisory fee                                                           149,153          311,290        197,455
   Rule 12b-1 fees - Class A                                                          45,060          101,851         98,727
   Rule 12b-1 fees - Class B                                                          57,074           28,664              -
   Rule 12b-1 fees - Class C                                                          11,273            8,631              -
   Administrative services fee                                                        54,064           55,282         48,564
   Transfer agent and shareholder service fee                                         87,874          100,530        159,558
   Custodian fees                                                                     11,031           34,200          7,348
   Audit and accounting services                                                      53,611           73,182         42,314
   Legal fees                                                                         10,551            8,390          9,564
   Registration fees                                                                  44,322           33,365         23,182
   Printing and shareholder reports                                                   18,493           21,780         23,749
   Directors' fees                                                                       628            1,150          1,163
   Insurance                                                                           2,396            2,709          2,574
   Other                                                                               4,882            6,259          5,785
                                                                                ------------    -------------   ------------
      Total expenses                                                                 550,412          787,283        619,983
   Less fees and expenses waived or absorbed by Adviser and Distributor:
    Class A Rule 12b-1 fees                                                                -                -        (98,727)
    Other waived fees                                                               (213,276)         (16,714)      (185,583)
                                                                                ------------    -------------   ------------
      Total net expenses                                                             337,136          770,569        335,673
                                                                                ------------    -------------   ------------
      Investment income - net                                                      1,003,251          886,991        199,505

Realized and unrealized gains (losses) on investments and foreign currencies:
    Net realized gains (losses) from:
     Investments (note 3)                                                            600,376          269,734              -
     Foreign currency transactions                                                         -          594,479              -
     Net increase from payments by affiliates (note 4)                                 1,261                -              -
    Net change in unrealized appreciation or depreciation on:
     Investments                                                                    (267,890)       9,879,575              -
     Translation of assets and liabilities in foreign currency                             -           55,913              -
                                                                                ------------    -------------   ------------
       Net gains (losses) on investments                                             333,747       10,799,701              -
                                                                                ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations                 $  1,336,998    $  11,686,692   $    199,505
                                                                                ============    =============   ============

                                                                                  MORTGAGE
                                                                                 SECURITIES       SPECTRUM
                                                                                    FUND            FUND
                                                                                ------------    -------------
Investment Income:
   Interest                                                                     $  8,126,691    $     824,521
   Dividends (net of foreign withholding taxes of $98,509 for
    International Balanced Fund)                                                           -          546,807
   Income from securities lending activities                                           2,745            2,855
   Commission reimbursement income (note 8)                                                -                -
                                                                                ------------    -------------
      Total investment income                                                      8,129,436        1,374,183
                                                                                ------------    -------------
Expenses (note 4):
   Investment advisory fee                                                           618,850          255,575
   Rule 12b-1 fees - Class A                                                         203,970           95,104
   Rule 12b-1 fees - Class B                                                         351,069          107,149
   Rule 12b-1 fees - Class C                                                         135,890           23,586
   Administrative services fee                                                        54,064           54,064
   Transfer agent and shareholder service fee                                        246,264          228,104
   Custodian fees                                                                      9,971           13,975
   Audit and accounting services                                                      56,874           54,491
   Legal fees                                                                         15,805           10,487
   Registration fees                                                                  68,641           39,362
   Printing and shareholder reports                                                   39,695           29,487
   Directors' fees                                                                     2,840            1,346
   Insurance                                                                           3,195            2,751
   Other                                                                              12,726            8,832
                                                                                ------------    -------------
      Total expenses                                                               1,819,854          924,313
   Less fees and expenses waived or absorbed by Adviser and Distributor:
    Class A Rule 12b-1 fees                                                                -                -
    Other waived fees                                                               (194,163)        (169,047)
                                                                                ------------    -------------
      Total net expenses                                                           1,625,691          755,266
                                                                                ------------    -------------
      Investment income - net                                                      6,503,745          618,917

Realized and unrealized gains (losses) on investments and foreign currencies:
    Net realized gains (losses) from:
     Investments (note 3)                                                            374,714          915,444
     Foreign currency transactions                                                         -                -
     Net increase from payments by affiliates (note 4)                                89,178           21,661
    Net change in unrealized appreciation or depreciation on:
     Investments                                                                  (1,863,846)       6,415,182
     Translation of assets and liabilities in foreign currency                             -                -
                                                                                ------------    -------------
       Net gains (losses) on investments                                          (1,399,954)       7,352,287
                                                                                ------------    -------------
Net increase (decrease) in net assets resulting from operations                 $  5,103,791    $   7,971,204
                                                                                ============    =============

Statements of Changes in Net Assets

Operations:
  Investment income - net
  Net realized gains (losses) on investments
  Net change in unrealized appreciation or depreciation of investments

      Net increase (decrease) in net assets resulting from operations

Distributions to shareholders from:
  Investment income - net:
   Class A
   Class B
   Class C
  Net realized gains on investments:
   Class A
   Class B
   Class C
  Tax return of capital:
   Class A
   Class B
   Class C

      Total distributions

Capital share transactions (note 5):
  Proceeds from sales:
   Class A
   Class B
   Class C
  Shares issued as a result of reinvested distributions:
   Class A
   Class B
   Class C
  Payments for redemptions of shares:
   Class A
   Class B
   Class C

      Increase (decrease) in net assets from capital share transactions

      Total increase (decrease) in net assets
Net assets at beginning of year

Net assets at end of year*

* including undistributed (distributions in excess of) net investment income

                 See accompanying notes to financial statements.

                                         YEARS ENDED SEPTEMBER 30, 2003 AND 2002

                                                                                         BOND FUND
                                                                               ------------------------------
                                                                                   2003             2002
                                                                               -------------    -------------
Operations:
  Investment income - net                                                      $   1,003,251    $   1,130,165
  Net realized gains (losses) on investments                                         601,637          293,831
  Net change in unrealized appreciation or depreciation of investments              (267,890)         316,770
                                                                               -------------    -------------
      Net increase (decrease) in net assets resulting from operations              1,336,998        1,740,766
                                                                               -------------    -------------
Distributions to shareholders from:
  Investment income - net:
   Class A                                                                          (754,654)        (807,857)
   Class B                                                                          (197,728)        (271,659)
   Class C                                                                           (38,701)         (44,247)
  Net realized gains on investments:
   Class A                                                                                 -                -
   Class B                                                                                 -                -
   Class C                                                                                 -                -
  Tax return of capital:
   Class A                                                                                 -                -
   Class B                                                                                 -                -
   Class C                                                                                 -                -
                                                                               -------------    -------------
      Total distributions                                                           (991,083)      (1,123,763)
                                                                               -------------    -------------
Capital share transactions (note 5):
  Proceeds from sales:
   Class A                                                                         5,036,324        8,060,173
   Class B                                                                         1,122,851        1,095,698
   Class C                                                                           340,008          377,877
  Shares issued as a result of reinvested distributions:
   Class A                                                                           468,713          482,580
   Class B                                                                           173,553          232,831
   Class C                                                                            32,851           38,135
  Payments for redemptions of shares:
   Class A                                                                        (5,304,317)      (7,411,405)
   Class B                                                                        (2,849,211)      (1,753,551)
   Class C                                                                          (392,681)        (361,952)
                                                                               -------------    -------------
      Increase (decrease) in net assets from capital share transactions           (1,371,909)         760,386
                                                                               -------------    -------------
      Total increase (decrease) in net assets                                     (1,025,994)       1,377,389
Net assets at beginning of year                                                   24,727,324       23,349,935
                                                                               -------------    -------------
Net assets at end of year*                                                     $  23,701,330    $  24,727,324
                                                                               =============    =============
* including undistributed (distributions in excess of) net investment income   $     (11,589)   $     (23,757)

                                                                                  INTERNATIONAL BALANCED
                                                                                            FUND
                                                                               ------------------------------
                                                                                   2003             2002
                                                                               -------------    -------------
Operations:
  Investment income - net                                                      $     886,991    $     797,017
  Net realized gains (losses) on investments                                         864,213       (2,661,697)
  Net change in unrealized appreciation or depreciation of investments             9,935,488            3,591
                                                                               -------------    -------------
      Net increase (decrease) in net assets resulting from operations             11,686,692       (1,861,089)
                                                                               -------------    -------------
Distributions to shareholders from:
  Investment income - net:
   Class A                                                                                 -          (13,409)
   Class B                                                                                 -                -
   Class C                                                                                 -                -
  Net realized gains on investments:
   Class A                                                                                 -         (538,381)
   Class B                                                                                 -          (46,854)
   Class C                                                                                 -          (13,595)
  Tax return of capital:
   Class A                                                                                 -          (58,591)
   Class B                                                                                 -                -
   Class C                                                                                 -                -
                                                                               -------------    -------------
      Total distributions                                                                  -         (670,830)
                                                                               -------------    -------------
Capital share transactions (note 5):
  Proceeds from sales:
   Class A                                                                        11,909,044        9,885,446
   Class B                                                                           419,050          231,246
   Class C                                                                         1,502,344          103,193
  Shares issued as a result of reinvested distributions:
   Class A                                                                                 -          547,656
   Class B                                                                                 -           45,527
   Class C                                                                                 -           13,545
  Payments for redemptions of shares:
   Class A                                                                       (13,380,958)     (11,684,865)
   Class B                                                                          (996,642)        (820,242)
   Class C                                                                        (1,776,754)        (222,867)
                                                                               -------------    -------------
      Increase (decrease) in net assets from capital share transactions           (2,323,916)      (1,901,361)
                                                                               -------------    -------------
      Total increase (decrease) in net assets                                      9,362,776       (4,433,280)
Net assets at beginning of year                                                   40,177,395       44,610,675
                                                                               -------------    -------------
Net assets at end of year*                                                     $  49,540,171    $  40,177,395
                                                                               =============    =============
* including undistributed (distributions in excess of) net investment income   $     638,747    $    (595,730)

                                                                                        MONEY MARKET
                                                                                            FUND
                                                                               ------------------------------
                                                                                   2003             2002
                                                                               -------------    -------------
Operations:
  Investment income - net                                                      $     199,505    $     516,889
  Net realized gains (losses) on investments                                               -                -
  Net change in unrealized appreciation or depreciation of investments                     -                -
                                                                               -------------    -------------
      Net increase (decrease) in net assets resulting from operations                199,505          516,889
                                                                               -------------    -------------
Distributions to shareholders from:
  Investment income - net:
   Class A                                                                          (198,446)        (516,889)
   Class B                                                                                 -                -
   Class C                                                                                 -                -
  Net realized gains on investments:
   Class A                                                                                 -                -
   Class B                                                                                 -                -
   Class C                                                                                 -                -
  Tax return of capital:
   Class A                                                                                 -                -
   Class B                                                                                 -                -
   Class C                                                                                 -                -
                                                                               -------------    -------------
      Total distributions                                                           (198,446)        (516,889)
                                                                               -------------    -------------
Capital share transactions (note 5):
  Proceeds from sales:
   Class A                                                                        34,771,929       49,808,401
   Class B                                                                                 -                -
   Class C                                                                                 -                -
  Shares issued as a result of reinvested distributions:
   Class A                                                                           195,754          514,260
   Class B                                                                                 -                -
   Class C                                                                                 -                -
  Payments for redemptions of shares:
   Class A                                                                       (43,040,448)     (50,878,207)

   Class B                                                                                 -                -
   Class C                                                                                 -                -
                                                                               -------------    -------------
      Increase (decrease) in net assets from capital share transactions           (8,072,765)        (555,546)
                                                                               -------------    -------------
      Total increase (decrease) in net assets                                     (8,071,706)        (555,546)
Net assets at beginning of year                                                   41,927,822       42,483,368
                                                                               -------------    -------------
Net assets at end of year*                                                     $  33,856,116    $  41,927,822
                                                                               =============    =============
* including undistributed (distributions in excess of) net investment income   $       1,059    $           -

Operations:
  Investment income - net
  Net realized gains on investments
  Net change in unrealized appreciation or depreciation of investments

      Net increase (decrease) in net assets resulting from operations

Distributions to shareholders from:
  Investment income - net:
   Class A
   Class B
   Class C
  Net realized gains on investments:
   Class A
   Class B
   Class C
  Tax return of capital:
   Class A
   Class B
   Class C

      Total distributions

Capital share transactions (note 5):
  Proceeds from sales:
   Class A
   Class B
   Class C
  Shares issued as a result of reinvested distributions:
   Class A
   Class B
   Class C
  Payments for redemptions of shares:
   Class A
   Class B
   Class C

      Increase (decrease) in net assets from capital share transactions

      Total increase (decrease) in net assets
Net assets at beginning of year

Net assets at end of year*

* including undistributed (distributions in excess of) net investment income

                 See accompanying notes to financial statements.

                                                                                       MORTGAGE SECURITIES
                                                                                              FUND
                                                                               ----------------------------------
                                                                                     2003              2002
                                                                               ---------------    ---------------
Operations:
  Investment income - net                                                      $     6,503,745    $     4,983,164
  Net realized gains on investments                                                    463,892          2,061,759
  Net change in unrealized appreciation or depreciation of investments              (1,863,846)          (946,746)
                                                                               ---------------    ---------------
      Net increase (decrease) in net assets resulting from operations                5,103,791          6,098,177
                                                                               ---------------    ---------------
Distributions to shareholders from:
  Investment income - net:
   Class A                                                                          (4,222,920)        (3,454,050)
   Class B                                                                          (1,558,235)        (1,427,914)
   Class C                                                                            (599,806)          (410,303)
  Net realized gains on investments:
   Class A                                                                                   -                  -
   Class B                                                                                   -                  -
   Class C                                                                                   -                  -
  Tax return of capital:
   Class A                                                                                   -            (50,986)
   Class B                                                                                   -            (21,078)
   Class C                                                                                   -             (6,056)
                                                                               ---------------    ---------------
      Total distributions                                                           (6,380,961)        (5,370,387)
                                                                               ---------------    ---------------
Capital share transactions (note 5):
  Proceeds from sales:
   Class A                                                                          52,795,091         40,374,981
   Class B                                                                          13,136,581         11,113,864
   Class C                                                                           9,730,918          6,746,433
  Shares issued as a result of reinvested distributions:
   Class A                                                                           3,044,736          2,487,059
   Class B                                                                           1,246,591          1,191,985
   Class C                                                                             484,675            352,089
  Payments for redemptions of shares:
   Class A                                                                         (31,177,804)       (18,385,514)
   Class B                                                                          (7,525,984)        (3,844,743)
   Class C                                                                          (5,845,653)        (1,977,904)
                                                                               ---------------    ---------------
      Increase (decrease) in net assets from capital share transactions             35,889,151         38,058,250
                                                                               ---------------    ---------------
      Total increase (decrease) in net assets                                       34,611,981         38,786,040
Net assets at beginning of year                                                    107,686,008         68,899,968
                                                                               ---------------    ---------------
Net assets at end of year*                                                     $   142,297,989    $   107,686,008
                                                                               ===============    ===============
* including undistributed (distributions in excess of) net investment income   $         4,253    $      (118,531)

                                                                                         SPECTRUM FUND
                                                                               ----------------------------------
                                                                                    2003               2002
                                                                               ---------------    ---------------
Operations:
  Investment income - net                                                      $       618,917    $     1,003,193
  Net realized gains on investments                                                    937,105            795,011
  Net change in unrealized appreciation or depreciation of investments               6,415,182         (4,590,027)
                                                                               ---------------    ---------------
      Net increase (decrease) in net assets resulting from operations                7,971,204         (2,791,823)
                                                                               ---------------    ---------------
Distributions to shareholders from:
  Investment income - net:
   Class A                                                                            (510,435)          (931,366)
   Class B                                                                             (66,899)          (193,939)
   Class C                                                                             (14,953)           (41,695)
  Net realized gains on investments:
   Class A                                                                                   -            (61,065)
   Class B                                                                                   -            (20,461)
   Class C                                                                                   -             (4,456)
  Tax return of capital:
   Class A                                                                                   -                  -
   Class B                                                                                   -                  -
   Class C                                                                                   -                  -
                                                                               ---------------    ---------------
      Total distributions                                                             (592,287)        (1,252,982)
                                                                               ---------------    ---------------
Capital share transactions (note 5):
  Proceeds from sales:
   Class A                                                                           4,361,633          3,242,717
   Class B                                                                             494,338            732,968
   Class C                                                                              89,720            265,270
  Shares issued as a result of reinvested distributions:
   Class A                                                                             475,616            915,287
   Class B                                                                              63,413            203,782
   Class C                                                                              13,270             42,941
  Payments for redemptions of shares:
   Class A                                                                          (9,475,506)        (9,234,283)
   Class B                                                                          (3,363,516)        (4,082,012)
   Class C                                                                            (676,676)          (955,048)
                                                                               ---------------    ---------------
      Increase (decrease) in net assets from capital share transactions             (8,017,708)        (8,868,378)
                                                                               ---------------    ---------------
      Total increase (decrease) in net assets                                         (638,791)       (12,913,183)
Net assets at beginning of year                                                     50,570,792         63,483,975
                                                                               ---------------    ---------------
Net assets at end of year*                                                     $    49,932,001    $    50,570,792
                                                                               ===============    ===============
* including undistributed (distributions in excess of) net investment income   $        30,984    $         5,170

Advantus Fixed Income and Blended Funds
Notes to Financial Statements
SEPTEMBER 30, 2003

(1)  ORGANIZATION

     The Advantus Bond Fund, Inc., the Advantus International Balanced Fund, Inc., the Advantus Money Market Fund, Inc., the Advantus Mortgage Securities Fund, Inc., and the Advantus Spectrum Fund, Inc. (the Funds) are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. The Funds' prospectus provides a detailed description of each Fund's investment objective, policies and strategies.

     The Funds currently issue three classes of shares: Class A, Class B and Class C shares, except for the Money Market Fund which does not issue Class B or C shares. Effective July 25, 2003, however, all sales of Class B and Class C shares in the Funds were suspended, except for sales occurring in connection with the reinvestment of dividend and capital gains distributions, if any, and exchanges of Class B and Class C shares of a fund for Class B and Class C shares of another fund, respectively. Class A shares are sold subject to a front-end sales charge except for the Money Market Fund which does not have any sales charges. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are summarized as follows:

   USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

     Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market. For the Money Market Fund, pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value (NAV) of $1. However, there is no assurance that the Fund will maintain a $1 NAV.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

     The International Balanced Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the International Balanced Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The International Balanced Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

   FEDERAL TAXES

     Each Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, each Funds' policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     For federal income tax purposes, the following Funds had capital loss carryovers and/or post October losses at September 30, 2003 which, if not offset by subsequent capital gains, will expire September 30, 2011. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until available capital loss carryovers have been offset or expire:

   Bond Fund                                                   $    509,463
   International Balanced Fund                                    1,548,124
   Spectrum Fund                                                 12,706,200

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

     The Funds may elect to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended September 30, 2003, would reduce net realized gain for tax purposes.

     On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                           UNDISTRIBUTED        ACCUMULATED       ADDITIONAL
                           NET INVESTMENT        REALIZED          PAID IN
FUND                           INCOME           GAIN (LOSS)        CAPITAL
----                      ---------------     --------------     ------------
International Balanced         347,486         (347,486)                  -
Spectrum                          (816)         987,185            (986,369)

     The tax character of distributions paid for the years indicated is as follows:

                                     YEAR ENDED SEPTEMBER 30,
                               ------------------------------------
FUND                                 2003               2002
----                           ---------------    -----------------
BOND
DISTRIBUTIONS PAID FROM:
Ordinary income                  $   991,083        $   1,123,763

INTERNATIONAL BALANCED
DISTRIBUTIONS PAID FROM:
Ordinary income                            -               13,409
Long-term capital gain                     -              598,830
Return of capital                          -               58,591

MONEY MARKET
DISTRIBUTIONS PAID FROM:
Ordinary income                      198,446              516,889

MORTGAGE SECURITIES
DISTRIBUTIONS PAID FROM:
Ordinary income                    6,380,961            5,013,609
Long-term capital gain                     -              278,658
Return of capital                          -               78,120

SPECTRUM
DISTRIBUTIONS PAID FROM:
Ordinary income                      592,287            1,167,000
Long-term capital gain                     -               85,982

     As of September 30, 2003, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                ACCUMULATED       UNREALIZED
                            UNDISTRIBUTED        LONG-TERM       APPRECIATION
FUND                       ORDINARY INCOME      GAIN (LOSS)     (DEPRECIATION)
----                      -----------------   ---------------   --------------
Bond                           (11,589)            (509,463)         780,353
International Balanced         638,747           (1,548,124)       3,175,955
Money Market                     1,059                    -                -
Mortgage Securities             83,605              351,353        2,072,074
Spectrum                        30,984          (12,706,200)       3,597,003

   DISTRIBUTIONS TO SHAREHOLDERS

     For the International Balanced Fund and the Spectrum Fund dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

     For the Bond Fund, Money Market Fund and Mortgage Securities Fund dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

     Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of September 30, 2003, the Bond Fund and the Mortgage Securities Fund had entered into outstanding, when-issued or forward commitments of $245,838 and $4,907,032, respectively. The Fund has segregated assets to cover such when-issued and forward commitments.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the year ended September 30, 2003, the cost of purchases and proceeds from sales of investment securities aggregated $543,368,541 and $552,050,252 respectively for the Money Market Fund. For the other Funds, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended September 30, 2003 were as follows:

FUND                                        PURCHASES            SALES
----                                      -------------      -------------
Bond                                      $  28,522,701      $  30,017,619
International Balanced                       16,838,238         17,934,418
Mortgage Securities                         137,840,912        105,019,179
Spectrum                                     54,561,690         61,665,161

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     Bond Fund, International Balanced Fund, Money Market Fund and Mortgage Securities Fund each have an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Funds' assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

     In April, 2003, Advantus Capital and certain companies affiliated with Advantus Capital entered into a Strategic Alliance Agreement and a related Purchase Agreement with Waddell and Reed Financial, Inc. (W&R), a leading U.S. mutual fund firm, its affiliate, Waddell & Reed Ivy Investment Company (WRIICO), and certain other companies affiliated with W&R. Under these agreements, Advantus Capital agreed to sell to WRIICO its assets related to the Advantus Funds. Advantus Capital has also recommended to the Board of Directors of the Advantus Funds that each Advantus Fund be merged into an existing or newly formed mutual fund managed by WRIICO in either Ivy Funds, Inc. (a Maryland corporation) or Ivy Funds (a Massachusetts business trust), and the Board of Directors has approved each Fund's merger subject to approval of the shareholders of the Fund. Shareholders were presented with a merger proposal in early October, 2003. In connection with the agreements discussed above, and effective May 1, 2003, the Board of Directors of Spectrum Fund appointed WRIICO to act as the investment adviser to the Fund on an interim basis prior to the mergers. On August 20, 2003, shareholders of Spectrum Fund approved a definitive investment advisory agreement with WRIICO. WRIICO provides services to Spectrum Fund that are similar to the services provided by Advantus Capital to the other Funds.

     Each of the Funds pays Advantus Capital Management, or WRIICO in the case of Spectrum Fund, an annual fee, based on average net assets in the following amounts (the fees paid to WRIICO are the same as the fees formerly paid to Advantus Capital):

FUND                             ANNUAL FEE
----------------------------------------------------------------------------------------------------------------
Bond                             .60% of assets to $250 million; and .55% of assets exceeding $250 million to
                                 $500 million; and .50% of assets exceeding $500 million to $1 billion; and .45%
                                 of assets exceeding $1 billion

International Balanced           .70% of assets to $250 million; and .65% of assets exceeding $250 million to
                                 $500 million; and .60% of assets exceeding $500 million to $1 billion; and .55%
                                 of assets exceeding $1 billion

Money Market                     .50% of assets to $500 million; and .45% of assets exceeding $500 million to $1 billion; and .425% of assets exceeding $1 billion to $2 billion; and .40% of assets exceeding $2 billion

Mortgage Securities              .475% of assets to $1 billion; and .46% of assets exceeding $1 billion to $2 billion; and .45% of assets exceeding $2 billion

Spectrum                         .50% of assets to $1 billion; and .48% of assets exceeding $1 billion to $2 billion; and .46% of assets exceeding $2 billion.

     Advantus Capital has a sub-advisory agreement with the following registered investment adviser. Under the sub-advisory agreement, Advantus Capital pays the sub-adviser an annual fee based on average daily net assets, in the following amounts:

FUND                 SUB ADVISOR           ANNUAL FEE
-----------------    -------------------   -----------------------------------------------------------------
International        Templeton             .70% of assets to $25 million; and .55% of assets exceeding $25
Balanced             Investment Counsel    million to $50 million; and .50% of assets exceeding $50 million to $100 million; and .40% of assets exceeding $100 million

     The Funds have adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Funds pay fees to Securian Financial Services, Inc. (Securian), the underwriter of the Funds and a wholly-owned subsidiary of Securian Financial Group, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Funds shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to

1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Securian is currently waiving the entire 12b-1 fee for the Money Market Fund. Securian waived Class A 12b-1 fees in the amounts of $98,727 for the Money Market Fund for the year ended September 30, 2003.

     Prior to November 8, 2003, the Funds engaged PFPC Global Fund Services to act as their transfer agent, dividend disbursing agent and redemption agent and bear the expenses of such services. Effective November 8, 2003, the Funds engaged Waddell & Reed Services Company to act as their transfer agent and shareholder services agent. The Funds bear the expense of such services.

     The Funds also bear certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, outside legal, auditing and accounting services, and other miscellaneous expenses.

     The Funds have entered into a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, the Funds paid a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provided prior to November 8, 2003. The Funds also pay Securian Financial Group an administrative services fee for accounting, auditing, legal and other administrative services provided. From October 2002 through February 2003 the fee was equal to $6,200 per month for the Bond Fund, the Mortgage Securities Fund and the Spectrum Fund, $5,100 per month for Money Market Fund and $5,300 per month for International Balanced Fund through April 2003; thereafter the administrative services fees for the above Funds is $3,300 per month.

   VOLUNTARY FEE ABSORPTION

     Advantus Capital has voluntarily agreed to absorb all Fund costs and expenses that exceed 1.15% of Class A average daily net assets and 1.90% of Class B and C average daily net assets for the Bond Fund, all Fund costs and expenses that exceed 1.67% (1.62% prior to October 1, 2002) of Class A average daily net assets and 2.42% of Class B and C average daily net assets for the International Balanced Fund, all Fund costs and expenses that exceed .85% of Class A average daily net for the Money Market Fund, all Fund costs and expenses which exceed .975% (.95% prior to December 2, 2002) of Class A average daily net assets and 1.725% (1.70% prior to December 2, 2002) of Class B and C average daily net assets for the Mortgage Securities Fund and all Fund costs and expenses that exceed 1.32% (1.22% prior to

February 1, 2003) of Class A average daily net assets and 2.07% (1.97% prior to February 1, 2003) of Class B and C average daily net assets for the Spectrum Fund. During the year ended September 30, 2003, Advantus Capital voluntarily agreed to absorb $213,276, $16,714, $185,583, $194,163 and $169,047, respectively, in expenses which were otherwise payable by the Funds.

   ACCOUNTING SERVICES

     The Funds have an agreement with State Street whereby State Street provides daily fund accounting and administrative services. Under this agreement, the annual fee for the Funds is equal to .02% of the first $2.5 billion in net assets, .015% of net assets from $2.5 billion to $5.0 billion, and .01% of net assets in excess of $5 billion.

     For the year ended September 30, 2003, sales charges retained by Securian for distributing the Funds' three classes of shares for Bond, International Balanced, Mortgage Securities and Spectrum are $13,571, $4,287, $198,610 and $15,947, respectively.

     As of September 30, 2003 the ownership of shares by Minnesota Life and subsidiaries and the directors and officers of the Funds as a whole was as follows:

                                                                 PERCENT
                                             NUMBER OF            OWNED
FUND                                           SHARES            OF CLASS
----                                        -----------         ----------
Bond
  Class A                                      341,589             20.6%
International Balanced
  Class A                                    3,222,851             79.8%
Money Market
  Class A                                    4,115,960             12.2%
Mortgage Securities
  Class A                                      755,837              9.1%
Spectrum
  Class A                                        1,937              0.1%

     Legal fees were paid to a law firm of which the Funds' secretary is a partner by the Bond Fund, International Balanced Fund, Money Market Fund, Mortgage Securities Fund and the Spectrum Fund in the amount of $5,270, $5,495, $5,270, $4,845 and $5,270, respectively.

   PAYMENTS BY AFFILIATES

     For the year ended September 30, 2003, Advantus Capital reimbursed the Bond Fund, Mortgage Securities Fund and the Spectrum Fund $1,261, $89,178 and $21,661, respectively, for losses related to certain investment trades.

(5)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the years ended September 30, 2003 and 2002, were as follows:

                                                                 BOND FUND
                       --------------------------------------------------------------------------------------------
                                  CLASS A                         CLASS B                        CLASS C
                       ----------------------------    ----------------------------    ----------------------------
                           2003            2002            2003            2002            2003            2002
                       ------------    ------------    ------------    ------------    ------------    ------------
Sold                        472,658         793,620         105,992         106,141          31,906          36,666
Issued for
reinvested
distributions                44,137          47,082          16,312          22,664           3,098           3,726
Redeemed                   (499,057)       (729,969)       (268,034)       (170,786)        (37,072)        (35,651)
                       ------------    ------------    ------------    ------------    ------------    ------------
                             17,738         110,733        (145,730)        (41,981)         (2,068)          4,741
                       ============    ============    ============    ============    ============    ============

                                                         INTERNATIONAL BALANCED FUND
                       --------------------------------------------------------------------------------------------
                                  CLASS A                         CLASS B                        CLASS C
                       ----------------------------    ----------------------------    ----------------------------
                           2003            2002            2003            2002            2003            2002
                       ------------    ------------    ------------    ------------    ------------    ------------
Sold                      1,231,228       1,005,733          45,095          24,615         167,153          10,844
Issued for
reinvested
distributions                     -          57,082               -           4,795               -           1,426
Redeemed                 (1,379,404)     (1,188,610)       (104,367)        (87,172)       (195,005)        (23,558)
                       ------------    ------------    ------------    ------------    ------------    ------------
                           (148,176)       (125,795)        (59,272)        (57,762)        (27,852)        (11,288)
                       ============    ============    ============    ============    ============    ============

                        MONEY MARKET FUND
                    -------------------------
                             CLASS A
                    -------------------------
                       2003         2002
                    -----------   -----------
Sold                 34,771,918    49,808,396
Issued for
reinvested
distributions           195,765       514,265
Redeemed            (43,040,448)  (50,878,207)
                    -----------   -----------
                     (8,072,765)     (555,546)
                    ===========   ===========

                                                        MORTGAGE SECURITIES FUND
                       --------------------------------------------------------------------------------------------
                                  CLASS A                        CLASS B                         CLASS C
                       ----------------------------    ----------------------------    ----------------------------
                           2003            2002            2003            2002            2003            2002
                       ------------    ------------    ------------    ------------    ------------    ------------
Sold                      4,792,614       3,700,516       1,188,819       1,016,397         880,773         617,004
Issued for
reinvested
distributions               276,954         228,004         113,140         109,077          44,069          32,255
Redeemed                 (2,835,246)     (1,707,279)       (682,954)       (360,354)       (533,225)       (183,912)
                       ------------    ------------    ------------    ------------    ------------    ------------
                          2,234,322       2,221,241         619,005         765,120         391,617         465,347
                       ============    ============    ============    ============    ============    ============

                                                               SPECTRUM FUND
                       --------------------------------------------------------------------------------------------
                                 CLASS A                          CLASS B                         CLASS C
                       ----------------------------    ----------------------------    ----------------------------
                           2003            2002            2003            2002           2003             2002
                       ------------    ------------    ------------    ------------    ------------    ------------
Sold                        385,365         270,707          44,028          61,696           7,867          23,078
Issued for
reinvested
distributions                42,063          77,674           5,773          17,367           1,217           3,684
Redeemed                   (831,018)       (775,059)       (297,701)       (344,138)        (59,315)        (81,875)
                       ------------    ------------    ------------    ------------    ------------    ------------
                           (403,590)       (426,678)       (247,900)       (265,075)        (50,231)        (55,113)
                       ============    ============    ============    ============    ============    ============

(6)  SECURITIES LENDING CONTRACTS

     To enhance returns, the Funds loan securities to brokers in exchange for collateral. The Funds receive a fee from the brokers measured as a percent of the loaned securities. The risk to the Funds is that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 2003, no securities were on loan.

     Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Fund. Wells Fargo Funds Management, LLC receives 25% of income on securities lending activities and covers the expenses associated with securities lending activities.

(7)  ILLIQUID SECURITIES

     The Funds' investments in illiquid securities are limited to 10% of net assets at the time of purchase. At September 30, 2003 investments in securities of the Bond Fund, the Mortgage Securities Fund and the Spectrum Fund include issues that are illiquid. The aggregate value of illiquid securities held by the Funds were $512,685, $6,307,407 and $74,366, respectively, which represents 2.1%, 4.4% and .1% of net assets, respectively. Pursuant to guidelines adopted by the Funds' Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(8)  COMMISSION RECAPTURE

     The International Balanced Fund participates in commission recapture agreements with certain brokers whereby a portion of brokerage commissions on fund trades are refunded. The commission recapture is reported as commission reimbursement income on the statements of operations.

     For the year ended September 30, 2003, the International Balanced Fund had participated in such agreements and recaptured $3,957 in brokerage commissions.

(10)  FINANCIAL HIGHLIGHTS

ADVANTUS BOND FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                    CLASS A
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $    10.57     $    10.30     $     9.60     $     9.71     $    10.69
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .45            .52            .58            .58            .54
   Net gains (losses) on securities
     (both realized and unrealized)                         .15            .27            .70           (.11)          (.79)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                      .60            .79           1.28            .47           (.25)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                    (.44)          (.52)          (.58)          (.58)          (.54)
   Distributions from net realized gains                      -              -              -              -           (.19)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                  (.44)          (.52)          (.58)          (.58)          (.73)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    10.73     $    10.57     $    10.30     $     9.60     $     9.71
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                           5.84%          7.90%         13.68%          5.04%         (2.36)%
Net assets, end of year (in thousands)               $   17,768     $   17,313     $   15,737     $   15,002     $   17,846
Ratios to average net assets:
  Expenses                                                 1.15%          1.15%          1.15%          1.15%          1.15%
  Net investment income                                    4.25%          5.07%          5.77%          6.08%          5.41%
  Expenses without waiver                                  2.01%          1.92%          1.99%          1.84%          1.55%
  Net investment income without waiver                     3.39%          4.30%          4.93%          5.39%          5.01%
Portfolio turnover rate
  (excluding short-term securities)                       118.6%         148.3%         251.9%         191.4%         211.9%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.

                                                                                    CLASS B
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $    10.59     $    10.33     $     9.62     $     9.74     $    10.71
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .37            .44            .50            .51            .47
   Net gains (losses) on securities
     (both realized and unrealized)                         .16            .26            .72           (.12)          (.78)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                      .53            .70           1.22            .39           (.31)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                    (.37)          (.44)          (.51)          (.51)          (.47)
   Distributions from net realized gains                      -              -              -              -           (.19)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                  (.37)          (.44)          (.51)          (.51)          (.66)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    10.75     $    10.59     $    10.33     $     9.62     $     9.74
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                           5.06%          6.99%         12.93%          4.16%         (2.98)%
Net assets, end of year (in thousands)               $    4,834     $    6,308     $    6,582     $    6,755     $    8,171
Ratios to average net assets:
  Expenses                                                 1.90%          1.90%          1.90%          1.90%          1.90%
  Net investment income                                    3.50%          4.32%          5.03%          5.33%          4.64%
  Expenses without waiver                                  2.76%          2.67%          2.74%          2.59%          2.28%
  Net investment income without waiver                     2.64%          3.55%          4.19%          4.64%          4.26%
Portfolio turnover rate
  (excluding short-term securities)                       118.6%         148.3%         251.9%         191.4%         211.9%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.

                                                                                    CLASS C
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $    10.56     $    10.29     $     9.59     $     9.70     $    10.68
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:

   Net investment income                                    .37            .44            .50            .51            .47
   Net gains (losses) on securities
     (both realized and unrealized)                         .13            .27            .70           (.11)          (.79)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                      .50            .71           1.20            .40           (.32)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                    (.36)          (.44)          (.50)          (.51)          (.47)
   Distributions from net realized gains                      -              -              -              -           (.19)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                  (.36)          (.44)          (.50)          (.51)          (.66)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    10.70     $    10.56     $    10.29     $     9.59     $     9.70
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                           4.87%          7.11%         12.84%          4.26%         (3.10)%
Net assets, end of year (in thousands)               $    1,099     $    1,106     $    1,029     $    1,112     $    1,594
Ratios to average net assets:
  Expenses                                                 1.90%          1.90%          1.90%          1.91%          1.90%
  Net investment income                                    3.50%          4.32%          5.03%          5.32%          4.64%
  Expenses without waiver                                  2.76%          2.67%          2.74%          2.59%          2.28%
  Net investment income without waiver                     2.64%          3.55%          4.19%          4.68%          4.26%
Portfolio turnover rate
  (excluding short-term securities)                       118.6%         148.3%         251.9%         191.4%         211.9%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.

ADVANTUS INTERNATIONAL BALANCED FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                    CLASS A
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $     8.72     $     9.28     $    11.59     $    11.80     $    10.56
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .21            .18            .18            .23            .21
   Net gains (losses) on securities
     (both realized and unrealized)                        2.40           (.59)         (1.28)           .50           1.52
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                     2.61           (.41)         (1.10)           .73           1.73
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                       -              -           (.11)          (.36)          (.11)
   Distributions from net realized gains                      -           (.13)         (1.10)          (.58)          (.38)
   Tax return of capital                                      -           (.02)             -              -              -
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                     -           (.15)         (1.21)          (.94)          (.49)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    11.33     $     8.72     $     9.28     $    11.59     $    11.80
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                          29.93%         (4.62)%       (10.57)%         6.26%         16.65%
Net assets, end of year (in thousands)               $   45,742     $   36,488     $   40,021     $   47,693     $   49,502
Ratios to average net assets:
  Expenses                                                 1.67%          1.62%          1.62%          1.52%          1.63%
  Net investment income                                    2.06%          1.84%          1.60%          1.92%          1.77%
  Expenses without waiver                                  1.71%          1.72%          1.73%          1.65%          1.70%
  Net investment income without waiver                     2.02%          1.74%          1.49%          1.79%          1.70%
Portfolio turnover rate
  (excluding short-term securities)                        39.4%          47.8%          35.6%          44.2%          73.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.

                                                                                    CLASS B
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $     8.55     $     9.17     $    11.49     $    11.66     $    10.47
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .09            .10            .11            .11            .12
   Net gains (losses) on securities
     (both realized and unrealized)                        2.39           (.59)         (1.28)           .51           1.51
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                     2.48           (.49)         (1.17)           .62           1.63
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                       -              -           (.05)          (.21)          (.06)
   Distributions from net realized gains                      -           (.13)         (1.10)          (.58)          (.38)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                     -           (.13)         (1.15)          (.79)          (.44)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    11.03     $     8.55     $     9.17     $    11.49     $    11.66
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                          28.97%         (5.52)%       (11.29)%         5.32%         15.84%
Net assets, end of year (in thousands)               $    2,956     $    2,798     $    3,530     $    4,647     $    5,293
Ratios to average net assets:
  Expenses                                                 2.42%          2.42%          2.42%          2.32%          2.43%
  Net investment income                                    1.31%          1.04%           .79%          1.12%           .94%
  Expenses without waiver                                  2.46%          2.47%          2.48%          2.42%          2.43%
  Net investment income without waiver                     1.27%           .99%           .74%          1.02%           .94%
Portfolio turnover rate
  (excluding short-term securities)                        39.4%          47.8%          35.6%          44.2%          73.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.

                                                                                    CLASS C
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $     8.56     $     9.18     $    11.50     $    11.66     $    10.48
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .09            .08            .11            .11            .10
   Net gains (losses) on securities
     (both realized and unrealized)                        2.39           (.57)         (1.28)           .51           1.52
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                     2.48           (.49)         (1.17)           .62           1.62
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                       -              -           (.05)          (.20)          (.06)
   Distributions from net realized gains                      -           (.13)         (1.10)          (.58)          (.38)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                     -           (.13)         (1.15)          (.78)          (.44)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    11.04     $     8.56     $     9.18     $    11.50     $    11.66
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                          28.98%         (5.52)%       (11.27)%         5.36%         15.71%
Net assets, end of year (in thousands)               $      843     $      892     $    1,060     $    1,728     $    2,510
Ratios to average net assets:
  Expenses                                                 2.42%          2.42%          2.42%          2.33%          2.44%
  Net investment income                                    1.31%          1.04%           .78%          1.09%           .94%
  Expenses without waiver                                  2.46%          2.47%          2.48%          2.43%          2.44%
  Net investment income (loss) without waiver              1.27%           .99%           .73%           .99%           .94%
Portfolio turnover rate
  (excluding short-term securities)                        39.4%          47.8%          35.6%          44.2%          73.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.

ADVANTUS MONEY MARKET FUND

                                                                             YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                      -(b)         .01            .04            .05            .04
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                        -            .01            .04            .05            .04
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                       -(b)        (.01)          (.04)          (.05)          (.04)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                     -           (.01)          (.04)          (.05)          (.04)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                            .50%          1.27%          4.56%          5.33%          4.24%
Net assets, end of year (in thousands)               $   33,856     $   41,928     $   42,483     $   42,188     $   41,203
Ratios to average net assets:
  Expenses                                                  .85%           .85%           .85%           .85%           .85%
  Net investment income                                     .50%          1.26%          4.45%          5.21%          4.17%
  Expenses without waivers                                 1.57%          1.56%          1.66%          1.78%          1.56%
  Net investment income (loss) without waivers             (.22)%          .55%          3.64%          4.28%          3.46%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions.
(b) Amount is less than $.01.

ADVANTUS MORTGAGE SECURITIES FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                    CLASS A
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $    11.07     $    10.99     $    10.37     $    10.30     $    10.75
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .59            .70            .73            .69            .69
   Net gains (losses) on securities
     (both realized and unrealized)                        (.12)           .11            .65            .09           (.45)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                      .47            .81           1.38            .78            .24
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                    (.57)          (.72)          (.72)          (.70)          (.68)
   Tax return of capital                                      -           (.01)          (.04)          (.01)          (.01)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                  (.57)          (.73)          (.76)          (.71)          (.69)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    10.97     $    11.07     $    10.99     $    10.37     $    10.30
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                           4.19%(b)       7.88%         13.90%          7.70%          2.26%
Net assets, end of year (in thousands)               $   91,283     $   67,395     $   42,458     $   31,814     $   33,617
Ratios to average net assets:
  Expenses                                                  .97%           .95%           .95%           .95%           .95%
  Net investment income                                    5.27%          6.24%          6.75%          6.81%          6.29%
  Expenses without waiver                                  1.12%          1.21%          1.31%          1.32%          1.21%
  Net investment income without waiver                     5.12%          5.98%          6.39%          6.44%          6.03%
Portfolio turnover rate
  (excluding short-term securities)                        82.7%          98.5%          55.2%          64.7%         127.1%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.
(b) Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class A, for the year ended September 30, 2003 would have been 4.28%.

                                                                                    CLASS B
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $    11.09     $    11.01     $    10.39     $    10.33     $    10.77
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .51            .61            .65            .61            .61
   Net gains (losses) on securities
     (both realized and unrealized)                        (.12)           .12            .65            .08           (.44)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                      .39            .73           1.30            .69            .17
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                    (.49)          (.64)          (.64)          (.62)          (.60)
   Tax return of capital                                      -           (.01)          (.04)          (.01)          (.01)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                  (.49)          (.65)          (.68)          (.63)          (.61)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    10.99     $    11.09     $    11.01     $    10.39     $    10.33
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                           3.41%(b)       6.99%         13.05%          6.90%          1.51%
Net assets, end of year (in thousands)               $   36,401     $   29,879     $   21,227     $   14,436     $   14,057
Ratios to average net assets:
  Expenses                                                 1.72%          1.70%          1.70%          1.70%          1.70%
  Net investment income                                    4.52%          5.49%          6.00%          6.06%          5.57%
  Expenses without waiver                                  1.87%          1.96%          2.06%          2.07%          1.94%
  Net investment income without waiver                     4.37%          5.23%          5.64%          5.69%          5.33%
Portfolio turnover rate
  (excluding short-term securities)                        82.7%          98.5%          55.2%          64.7%         127.1%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.
(b) Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class B, for the year ended September 30, 2003 would have been 3.50%.

                                                                                    CLASS C
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $    11.08     $    10.99     $    10.37     $    10.31     $    10.76
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .51            .62            .66            .61            .61
   Net gains (losses) on securities
     (both realized and unrealized)                        (.12)           .12            .64            .08           (.45)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                      .39            .74           1.30            .69            .16
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                    (.49)          (.64)          (.64)          (.62)          (.60)
   Tax return of capital                                      -           (.01)          (.04)          (.01)          (.01)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                  (.49)          (.65)          (.68)          (.63)          (.61)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    10.98     $    11.08     $    10.99     $    10.37     $    10.31
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                           3.51%(b)       6.99%         13.05%          6.89%          1.50%
Net assets, end of year (in thousands)               $   14,613     $   10,411     $    5,216     $    3,259     $    5,126
Ratios to average net assets:
  Expenses                                                 1.72%          1.70%          1.70%          1.70%          1.70%
  Net investment income                                    4.52%          5.49%          6.00%          6.06%          5.58%
  Expenses without waiver                                  1.87%          1.96%          2.06%          2.07%          1.94%
  Net investment income without waiver                     4.37%          5.23%          5.64%          5.69%          5.34%
Portfolio turnover rate
  (excluding short-term securities)                        82.7%          98.5%          55.2%          64.7%         127.1%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.
(b) Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class C, for the year ended September 30, 2003 would have been 3.60%.

ADVANTUS SPECTRUM FUND

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                    CLASS A
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $    10.54     $    11.45     $    19.73     $    17.88     $    16.50
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .16            .23            .22            .31            .31
   Net gains (losses) on securities
     (both realized and unrealized)                        1.64           (.89)         (6.08)          2.55           2.30
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                     1.80           (.66)         (5.86)          2.86           2.61
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                    (.16)          (.25)          (.20)          (.30)          (.31)
   Distributions from net realized gains                      -              -          (2.22)          (.71)          (.92)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                  (.16)          (.25)         (2.42)         (1.01)         (1.23)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    12.18     $    10.54     $    11.45     $    19.73     $    17.88
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                          17.17%(b)      (5.91)%       (32.35)%        16.22%         16.08%
Net assets, end of year (in thousands)               $   37,819     $   36,974     $   45,066     $   77,964     $   73,613
Ratios to average net assets:
  Expenses                                                 1.29%          1.22%          1.12%          1.11%          1.10%
  Net investment income                                    1.41%          1.84%          1.57%          1.58%          1.77%
  Expenses without waiver                                  1.62%          1.52%          1.40%          1.20%          1.10%
  Net investment income without waiver                     1.08%          1.54%          1.29%          1.49%          1.77%
Portfolio turnover rate
  (excluding short-term securities)                       110.0%         129.0%         158.4%         132.0%         100.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.
(b) Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class A, for the year ended September 30, 2003 would have been 17.26%.

                                                                                    CLASS B
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $    10.47     $    11.38     $    19.61     $    17.79     $    16.43
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .09            .12            .11            .17            .19
   Net gains (losses) on securities
     (both realized and unrealized)                        1.61           (.87)         (6.03)          2.53           2.28
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                     1.70           (.75)         (5.92)          2.70           2.47
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                    (.07)          (.16)          (.09)          (.17)          (.19)
   Distributions from net realized gains                      -              -          (2.22)          (.71)          (.92)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                  (.07)          (.16)         (2.31)          (.88)         (1.11)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    12.10     $    10.47     $    11.38     $    19.61     $    17.79
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                          16.20%(b)      (6.56)%       (32.82)%        15.51%         15.31%
Net assets, end of year (in thousands)               $    9,966     $   11,216     $   15,207     $   26,838     $   24,420
Ratios to average net assets:
  Expenses                                                 2.04%          1.97%          1.87%          1.86%          1.82%
  Net investment income                                     .66%          1.09%           .82%           .83%          1.06%
  Expenses without waiver                                  2.37%          2.27%          2.15%          1.95%          1.82%
  Net investment income without waiver                      .33%           .79%           .54%           .72%          1.06%
Portfolio turnover rate
  (excluding short-term securities)                       110.0%         129.0%         158.4%         132.0%         100.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.
(b) Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class B, for the year ended September 30, 2003 would have been 16.30%.

                                                                                    CLASS C
                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                   $    10.39     $    11.29     $    19.49     $    17.69     $    16.34
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                    .08            .12            .11            .17            .19
   Net gains (losses) on securities
     (both realized and unrealized)                        1.61           (.86)         (6.00)          2.51           2.27
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations                     1.69           (.74)         (5.89)          2.68           2.46
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income                    (.07)          (.16)          (.09)          (.17)          (.19)
   Distributions from net realized gains                      -              -          (2.22)          (.71)          (.92)
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions                                  (.07)          (.16)         (2.31)          (.88)         (1.11)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $    12.01     $    10.39     $    11.29     $    19.49     $    17.69
                                                     ==========     ==========     ==========     ==========     ==========
Total return (a)                                          16.24%(b)      (6.54)%       (32.87)%        15.38%         15.29%
Net assets, end of year (in thousands)               $    2,148     $    2,381     $    3,210     $    5,928     $    5,659
Ratios to average net assets:
  Expenses                                                 2.04%          1.97%          1.87%          1.86%          1.82%
  Net investment income                                     .66%          1.09%           .82%           .83%          1.07%
  Expenses without waiver                                  2.37%          2.27%          2.15%          1.95%          1.82%
  Net investment income without waiver                      .33%           .79%           .54%           .72%          1.07%
Portfolio turnover rate
  (excluding short-term securities)                       110.0%         129.0%         158.4%         132.0%         100.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.
(b) Advantus Capital reimbursed the Fund for losses related to certain investment trades. With reimbursed losses, the total return for Class C for the year ended September 30, 2003 would have been 16.34%.

Independent Auditors' Report

The Board of Directors and Shareholders
Advantus Bond Fund, Inc.
Advantus International Balanced Fund, Inc.
Advantus Money Market Fund, Inc.
Advantus Mortgage Securities Fund, Inc.
Advantus Spectrum Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Advantus Bond Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Money Market Fund, Inc., Advantus Mortgage Securities Fund, Inc., and Advantus Spectrum Fund, Inc. as of September 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantus Bond Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Money Market Fund, Inc., Advantus Mortgage Securities Fund, Inc. and Advantus Spectrum Fund, Inc. as of September 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    KPMG LLP

Minneapolis, MN
November 7, 2003

Federal Income Tax Information

(UNAUDITED)

     The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 2003. Dividends for the 2003 calendar year will be reported to you on Form 1099-Div in late January 2004. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

     For the fiscal year ended September 30, 2003 up to 100% of dividends paid by the Funds may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

Advantus Bond Fund

INCOME DISTRIBUTION - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS.

CLASS A

                                                                          PER
PAYABLE DATE                                                             SHARE
------------                                                            --------
October 31, 2002                                                        $  .0399
November 30, 2002                                                          .0358
December 31, 2002                                                          .0396
January 31, 2003                                                           .0431
February 28, 2003                                                          .0379
March 31, 2003                                                             .0379
April 30, 2003                                                             .0363
May 31, 2003                                                               .0339
June 30, 2003                                                              .0350
July 31, 2003                                                              .0342
August 31, 2003                                                            .0332
September 30, 2003                                                         .0379
                                                                        --------
                                                                        $  .4447
                                                                        ========

CLASS B

                                                                          PER
PAYABLE DATE                                                             SHARE
------------                                                            --------
October 31, 2002                                                        $  .0333
November 30, 2002                                                          .0296
December 31, 2002                                                          .0328
January 31, 2003                                                           .0365
February 28, 2003                                                          .0319
March 31, 2003                                                             .0312
April 30, 2003                                                             .0298
May 31, 2003                                                               .0273
June 30, 2003                                                              .0282
July 31, 2003                                                              .0275
August 31, 2003                                                            .0269
September 30, 2003                                                         .0310
                                                                        --------
                                                                        $  .3660
                                                                        ========

CLASS C

                                                                          PER
PAYABLE DATE                                                             SHARE
------------                                                            --------
October 31, 2002                                                        $  .0332
November 30, 2002                                                          .0295
December 31, 2002                                                          .0326
January 31, 2003                                                           .0364
February 28, 2003                                                          .0318
March 31, 2003                                                             .0311
April 30, 2003                                                             .0297
May 31, 2003                                                               .0272
June 30, 2003                                                              .0280
July 31, 2003                                                              .0275
August 31, 2003                                                            .0268
September 30, 2003                                                         .0309
                                                                        --------
                                                                        $  .3647
                                                                        ========

Advantus Money Market Fund

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTIONS BY CORPORATIONS.

                                                                          PER
PAYABLE DATE                                                             SHARE
------------                                                            --------
October 31, 2002                                                        $  .0008
November 30, 2002                                                          .0007
December 31, 2002                                                          .0005
January 31, 2003                                                           .0005
February 28, 2003                                                          .0004
March 31, 2003                                                             .0004
April 30, 2003                                                             .0004
May 31, 2003                                                               .0004
June 30, 2003                                                              .0002
July 31, 2003                                                              .0001
August 31, 2003                                                            .0001
September 30, 2003                                                         .0003
                                                                        --------
                                                                        $  .0048
                                                                        ========

Advantus Mortgage Securities Fund

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS.

CLASS A

                                                                          PER
PAYABLE DATE                                                             SHARE
------------                                                            --------
October 31, 2002                                                        $  .0377
November 30, 2002                                                          .0436
December 31, 2002                                                          .0549
January 31, 2003                                                           .0563
February 28, 2003                                                          .0631
March 31, 2003                                                             .0500
April 30, 2003                                                             .0500
May 31, 2003                                                               .0419
June 30, 2003                                                              .0425
July 31, 2003                                                              .0392
August 31, 2003                                                            .0440
September 30, 2003                                                         .0491
                                                                        --------
                                                                        $  .5723
                                                                        ========

CLASS B

                                                                          PER
PAYABLE DATE                                                             SHARE
------------                                                            --------
October 31, 2002                                                        $  .0307
November 30, 2002                                                          .0371
December 31, 2002                                                          .0478
January 31, 2003                                                           .0494
February 28, 2003                                                          .0569
March 31, 2003                                                             .0448
April 30, 2003                                                             .0414
May 31, 2003                                                               .0351
June 30, 2003                                                              .0354
July 31, 2003                                                              .0323
August 31, 2003                                                            .0376
September 30, 2003                                                         .0421
                                                                        --------
                                                                        $  .4906
                                                                        ========

CLASS C

                                                                          PER
PAYABLE DATE                                                             SHARE
------------                                                            --------
October 31, 2002                                                        $  .0307
November 30, 2002                                                          .0370
December 31, 2002                                                          .0477
January 31, 2003                                                           .0493
February 28, 2003                                                          .0568
March 31, 2003                                                             .0447
April 30, 2003                                                             .0412
May 31, 2003                                                               .0350
June 30, 2003                                                              .0354
July 31, 2003                                                              .0323
August 31, 2003                                                            .0376
September 30, 2003                                                         .0420
                                                                        --------
                                                                        $  .4897
                                                                        ========

Advantus Spectrum Fund

INCOME DISTRIBUTION - TAXABLE AS DIVIDEND INCOME, 81.8% QUALIFYING FOR DEDUCTION BY CORPORATIONS

CLASS A

                                                                          PER
PAYABLE DATE                                                             SHARE
------------                                                            --------
December 27, 2002                                                       $  .0524
March 28, 2003                                                             .0567
June 27, 2003                                                              .0200
September 26, 2003                                                         .0261
                                                                        --------
                                                                        $  .1552
                                                                        ========

CLASS B

                                                                          PER
PAYABLE DATE                                                             SHARE
------------                                                            --------
December 27, 2002                                                       $  .0310
March 28, 2003                                                             .0361
September 26, 2003                                                         .0023
                                                                        --------
                                                                        $  .0694
                                                                        ========

CLASS C

                                                                          PER
PAYABLE DATE                                                             SHARE
------------                                                            --------
December 27, 2002                                                       $  .0315
March 28, 2003                                                             .0369
September 26, 2003                                                         .0021
                                                                        --------
                                                                        $  .0705
                                                                        ========

Advantus Funds

Directors and Executive Officers

Under Minnesota law, the Board of Directors of each Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital") or Waddell & Reed Ivy Investment Company ("WRIICO"), or as officers of companies affiliated with Advantus Capital or WRIICO, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, WRIICO, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of each Fund, and also serve in the same capacity for each of the other six Advantus Funds (the Advantus Funds are the twelve registered investment companies bearing the Advantus name, consisting of 29 portfolios, for which Advantus Capital, WRIICO or an affiliate of WRIICO serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                        POSITION WITH FUND
NAME, ADDRESS(1)        AND LENGTH OF        PRINCIPAL OCCUPATION(S)
AND AGE                 TIME SERVED          DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

William N. Westhoff     Director since       Retired since July 2002, prior thereto President, Treasurer
Age: 56                 July 23, 1998        and Director, Advantus Capital Management, Inc.; Senior Vice
                                             President and Treasurer, Minnesota Life Insurance Company
                                             since April 1998; Senior Vice President, Global Investments,
                                             American Express Financial Corporation, Minneapolis,
                                             Minnesota, from August 1994 to October 1997

INDEPENDENT DIRECTORS

Ralph D. Ebbott         Director since       Retired, Vice President and Treasure of Minnesota
Age: 76                 February 25, 1985    Mining and Manufacturing Company (industrial and consumer
                                             products) through June 1989

William C. Melton       Director since       Founder and President of Melton Research Inc. since 1997;
Age: 55                 April 25, 2002       member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis StarTribune Board of
                                             Economists since 1986; member, State of Minnesota Council of
                                             Economic Advisors from 1988 to 1994; various senior
                                             positions at American Express Financial Advisors (formerly
                                             Investors Diversified Services and, thereafter, IDS/American
                                             Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Ellen S. Berscheid      Director since       Regents' Professor of Psychology at the University of
Age: 66                 October 22, 1985     Minnesota

OTHER EXECUTIVE OFFICERS

Dianne M. Orbison       President since      President and Treasurer, Advantus Capital Management, Inc.;
Age: 51                 July 25, 2002        Senior Vice President and Treasurer, Minnesota Life
                                             Insurance Company; Vice President and Treasurer, Minnesota
                                             Mutual Companies, Inc.; Vice President and Treasurer,
                                             Securian Financial Group, Inc.; Vice President and
                                             Treasurer, Securian Holding Company; President, MIMLIC
                                             Funding, Inc. (entity holding legal title to bonds
                                             beneficially owned by certain clients of Advantus Capital);
                                             President and Treasurer, MCM Funding 1997-1, Inc. and MCM
                                             Funding 1998-1, Inc. (entities holding legal title to
                                             mortgages beneficially owned by certain clients of Advantus
                                             Capital); Treasurer, MIMLIC Life Insurance Company;
                                             Treasurer, Securian Life Insurance Company.

Gary M. Kleist          Vice President and   Vice President - Chief Operations Officer, Advantus Capital
Age: 43                 Treasurer since      Management, Inc.; Second Vice President, Minnesota Life
                        July 24, 2003        Insurance Company; Vice President and Secretary/Treasurer,
                                             MIMLIC Funding, Inc. (entity holding legal title to bonds
                                             beneficially owned by certain clients of Advantus Capital);
                                             Financial Vice President, MCM Funding 1997-1, Inc. and MCM
                                             Funding 1998-1, Inc. (entities holding legal title to
                                             mortgages beneficially owned by certain clients of Advantus
                                             Capital); Vice President and Secretary, MMLIC Imperial
                                             Corporation.

Michael J. Radmer       Secretary since      Partner with the law firm of Dorsey & Whitney LLP
Dorsey & Whitney LLP    February 25, 1985
50 South Sixth Street
Minneapolis,
Minnesota 55402
Age: 58

-------
(1) Unless otherwise noted, the address of each director and officer is the address of the Funds: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Waddell & Reed Services Company, toll free, at (800) 777-6472.

Shareholder Voting Results

     On August 20, 2003, a special joint meeting of shareholders of Advantus Spectrum Fund, as well as, Advantus Cornerstone Fund and Advantus Horizon Fund was held. Shareholders of record on June 23, 2003, were entitled to vote on the proposal described below.

(1) To approve a definitive investment advisory agreement for Advantus Spectrum Fund, Inc. with Waddell & Reed Ivy Investment Co.

                                            VOTES        VOTES        VOTES
                                             FOR        AGAINST     WITHHELD
                                        -------------  ----------  -----------
Advantus Spectrum Fund, Inc.            2,205,005.856  41,924.384  126,141.460

                                                            Shareholder Services

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

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AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an
Advantus Fund account for as little as $500 when you agree to make investments of not less than $50 under the plan and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Waddell & Reed Services Company, call 1-800-777-6472. Advantus Account Representatives are available Monday through Friday from 8:00 a.m. to 6:30 p.m. Central Time.

INTERNET ADDRESS: www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing

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more complete information including charges and expenses, for any of the
Advantus Funds you are interested in. Read the prospectus carefully before investing.

MINIMUM INVESTMENTS: Minimum lump-sum initial investment is $1,000 ($500 for qualified accounts and accounts covered by an automatic investment plan). Minimum subsequent investment is $50.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to each of the Funds except Advantus Cornerstone Fund, Inc., Advantus Horizon Fund, Inc. and Advantus Spectrum Fund, Inc., selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.) WRIICO serves as the investment adviser to each of Advantus Cornerstone Fund, Inc., Advantus Horizon Fund, Inc. and Advantus Spectrum Fund, Inc., and selects and reviews the investments for each of those Funds.

Advantus Capital Management, Inc. manages nine mutual funds containing $1.6 billion in assets in addition to $12.7 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

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                       This Page Intentionally Left Blank

                                       114
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      THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
      TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

                        Distributed by:
                        SECURIAN FINANCIAL SERVICES, INC.
                        Securities Dealer, Member NASD/SIPC.
                        Registered Investment Advisor

                        400 Robert Street North, St. Paul, MN 55101-2098 1.888.237.1838
                        3010-2003-9765

SECURIAN FINANCIAL SERVICES, INC.                             PRESORTED STANDARD
                                                               U.S. POSTAGE PAID
400 ROBERT STREET NORTH                                          ST. PAUL, MN
ST. PAUL, MN 55101-2098                                         PERMIT NO. 3547


CHANGE SERVICE REQUESTED


F. 58525 Rev. 11-2003

ITEM 2. CODE OF ETHICS.

Filed herewith as Exhibit 10(a)(1)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Ralph D. Ebbott, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Ebbott as the Audit Committee's financial expert. Mr. Ebbott is an "independent" Director pursuant to paragraph
(a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

   (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

   (b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

   (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

        Exhibit 99.CODE ETH attached hereto.

   (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

        Exhibit 99.CERT attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of

1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of
Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C.
78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

        Exhibit 99.906 Cert attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advantus International Balanced Fund, Inc.

By (Signature and Title) /s/ Dianne M. Orbison
                             -----------------
                            Dianne M. Orbison, President

Date: December 2, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Dianne M. Orbison
                             -----------------
                            Dianne M. Orbison, President (Principal Executive
                                                          Officer)

By (Signature and Title) /s/ Gary M. Kleist
                             --------------
                            Gary M. Kleist, Treasurer (Principal Financial
                                                       Officer and Accounting
                                                       Officer)

Date: December 2, 2003